Exhibit 99.01

Public Version

UPDATE OF CONSTRUCTION PROGRESS

AND REQUEST FOR UPDATES AND

REVISIONS TO SCHEDULES

Public Service Commission

of South Carolina

BEFORE

THE PUBLIC SERVICE COMMISSION

OF

SOUTH CAROLINA

DOCKET NO. 2009-    -E

In Re: Update of Construction Progress and	)
Request for Updates and Revisions to	)	UPDATE OF CONSTRUCTION
Schedules Related to the Construction of a	)	PROGRESS AND REQUEST FOR
Nuclear Base Load Generation Facility at	)	UPDATES AND REVISIONS TO
Jenkinsville, South Carolina	)	SCHEDULES
)
)

South Carolina Electric & Gas Company (“SCE&G” or the “Company”) hereby petitions the Public Service Commission of South Carolina (the “Commission”) to initiate a proceeding to allow it to provide the Commission with an update of the progress in the licensing and construction of two, 1,117 net megawatt (“MW”) nuclear facilities (“Units”) to be located at the V.C. Summer Nuclear Station site near Jenkinsville, South Carolina. In Order No. 2009-104(A), the Base Load Review Order related to the Units, the Commission directed that SCE&G provide such updates annually. In addition, pursuant to the provisions of the Base Load Review Act, S.C. Code Ann. § 58-33-270(E) (1976 as amended in 2007), SCE&G requests that the Commission issue an order approving updated construction and capital costs schedules for the construction of the Units. These updated schedules were previously filed with the Commission and the South Carolina Office of Regulatory Staff (“ORS”) in SCE&G’s Quarterly Report for the period ended March 31, 2009 (the “March 2009 Quarterly Report”). Pursuant to S.C. Code Ann. § 58-33-270(E), SCE&G seeks to have the updated construction schedule and capital cost schedule adopted as the approved construction schedule and capital cost schedule for the project

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going forward. As discussed below, and as explained in the March 2009 Quarterly Report, these updated schedules reflect an internal shifting of the sequencing of milestones within the currently approved project schedule and support the Company’s commitment to substantially complete Units 2 & 3 by April 1, 2016 and January 1, 2019, respectively The updated schedules do not change the Company’s commitment to complete the Units for $4,534,747,000 in 2007 dollars net of Allowance for Funds Used During Construction (“AFUDC”).

In accordance with the provisions of the Base Load Review Act, S.C. Code Ann. § 58-33-270(E), and in support of its request, SCE&G would respectfully show to the Commission:

1.                                       SCE&G is a corporation duly organized and existing under the laws of the State of South Carolina, with its principal offices at 1426 Main Street, Columbia, South Carolina, 29201. The Company is engaged in the business of generating, transmitting, delivering, and providing electricity to public and private energy users for compensation.

2.                                       SCE&G owns and operates an integrated electric utility system that serves over 652,000 customers in 24 counties in central and southern South Carolina. SCE&G’s service territory includes the metropolitan areas of Charleston, Columbia, Beaufort, and Aiken and many other smaller cities and towns, and rural areas in South Carolina.

3.                                       The names, titles, addresses and telephone numbers of the persons to whom correspondence or communications relating to this filing should be addressed are as follows:

Catherine D. Taylor
K. Chad Burgess

South Carolina Electric & Gas Company

1426 Main Street, MC 130

Columbia, SC 29201

(803) 217-8141

cdtaylor@scana.com

chad.burgess@scana.com

2

Belton T. Zeigler

Lee E. Dixon

Pope Zeigler, LLC

P.O. Box 11509

Columbia, SC 29211

(803) 354-4949

bzeigler@popezeigler.com ldixon@popezeigler.com

4.                                       On May 30, 2008, SCE&G filed a Combined Application for a Certificate of Environmental Compatibility and Public Convenience and Necessity and for a Base Load Review Order for the Construction and Operation of a Nuclear Facility in Jenkinsville, South Carolina (“Combined Application”) in Docket No. 2008-196-E. As part of the Combined Application, SCE&G provided an anticipated construction schedule setting forth then current projected milestones for construction of the Units (“Exhibit E”) and an anticipated components of capital costs schedule related to the construction of the Units (“Exhibit F”).

5.                                       A hearing on the Combined Application was held before the Commission starting on December 1, 2008 and concluding on December 17, 2008.

6.                                       On March 2, 2009, the Commission issued Order No. 2009-104(A) largely granting the relief requested in the Combined Application and approving, inter alia, Exhibit E and Exhibit F as requested in the Combined Application.

7.                                       The terms of Commission Order No. 2009-104(A) require the Company to “provide the Commission with a yearly status report on its progress and other significant developments.” Order No. 2009-104(A), p. 126. The yearly report for 2009 is being filed as a contested case proceeding to allow it to be combined with the request for modification to the construction schedule and capital cost schedule that apply to the project as permitted under S.C. Code Ann. § 58-33-270(E).

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8.                               In compliance with S.C. Code Ann. § 58-33-277(A) and Commission Order No. 2009-104(A), on May 15, 2009, SCE&G timely filed with ORS its March 2009 Quarterly Report. The March 2009 Quarterly Report provides information concerning the status of the construction of the Units and updates the capital cost and construction schedules for the Units as approved in Order No. 2009-104(A). A copy of the March 2009 Quarterly Report is attached as Exhibit 1. The March 2009 Quarterly Report shows that the Units are being constructed in accordance with the construction schedules and cumulative cost forecasts, with contingencies, as approved in Commission Order No. 2009-104(A).

9.                               As the March 2009 Quarterly Report indicates, as of the end of the first quarter of 2009, the Company and its contractors had completed all required milestones as set forth in Exhibit E as adjusted pursuant to the milestone schedule contingencies approved by the Commission in Order No. 2009-104(A). To allow milestones to be tracked more consistently to the construction schedule, SCE&G has subdivided certain of the milestones as previously approved into several discrete items. The 123 milestones approved in that order are now being tracked as 146 milestones. No milestones have been omitted.

10.                            Of the 146 milestones being tracked, 28 had been completed as of March 31, 2009, 44 have been accelerated, 41 have been pushed out into the future, and 33 are unchanged.

11.                            The Company and its contractors are presently on schedule to complete all future milestones as specified or within approved contingencies. Accordingly, the project is in compliance with the approved construction schedules and with the provisions of S.C. Code Ann. § 58-33-275(A)(1).

12.                            As discussed by SCE&G’s witnesses at the hearing in Docket 2008-196-E, SCE&G requested its contractors for construction of the Units, Westinghouse Electric Company,

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LLC and Stone & Webster (the “Consortium”), to provide an improved and refined construction schedule for the project by April 1, 2009. This schedule, called the Performance Measurement Baseline Schedule, was received on that date and incorporated equipment procurement and delivery commitments negotiated with vendors and suppliers since May 2008 as well as a more detailed integration of site specific and non-site specific construction activities. The Performance Measurement Baseline Schedule represents a major refinement of the project schedule that was provided in May of 2008 as an attachment to the original engineering, procurement and construction agreement (“EPC Contract”). As stated above, the milestone dates contained in the Performance Measurement Baseline Schedule are fully consistent with the guaranteed Substantial Completion dates for the Units of April 1, 2016 and January 1, 2019 and with the currently approved milestones and milestone contingencies.

13.                                 As permitted by S.C. Code Ann. § 58-33-270(E), the Company requests that the modified milestone schedule, as set forth in the Performance Measurement Baseline Schedule and attached hereto as Exhibit 2, be approved by the Commission for use as the approved construction schedule going forward.

14.                                 In Commission Order No. 2009-104(A), the Commission approved the cumulative project cash flow found on Exhibit F as the approved capital cost schedule for the project. Exhibit F also showed the anticipated capital cost of the plant and associated transmission, by year, broken down into the seven cost categories contained in the EPC Contract as well as owner’s costs, transmission costs, and the forecasted amount of AFUDC to be incurred on capital costs not reflected in revised rates. This schedule also set forth the capital cost contingency associated with the plant costs and transmission costs by year.

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15.                                 As a result of the modifications to the construction schedule set forth in Exhibit 2, the Company has updated Exhibit F to account for changes in timing and sequence of the construction schedule for the Units, and to reformat the presentation of data to more closely track the terms of Order No. 2009-104(A) related to the administration of the contingency pool. The updated capital costs schedule is attached hereto as Exhibit 3. The updated capital costs schedule does not modify or alter the established cost forecast for the project as approved in Order No. 2009-104(A) of $4,534,747,000 in 2007 dollars net of AFUDC.

16.                                 As will be set forth more fully in prefiled testimony, all modifications of the construction schedule and capital costs schedule are within the approved schedule contingencies in Order No. 2009-104(A).

17.                                 The Company hereby requests that the Commission approve the revised capital costs schedule set forth in Exhibit 3 as a replacement to Exhibit F the currently approved capital cost schedule.

18.                                 For ease of reference, Exhibits 4 and 5 provide information showing the variation between the original Exhibit E and Exhibit F to the Combined Application and Exhibit 2 and Exhibit 3 to this Application, respectively.

19.                                 Pursuant to S.C. Code Ann. § 58-33-270(E) the Company is authorized to petition the Commission for an order modifying any of the schedules related to the construction of a base load generation facility.

20.                                 The only modifications to the operative schedules that SCE&G is proposing in this proceeding are the adoption of the relevant schedules contained in Exhibit 2 and Exhibit 3

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as the approved construction schedule and schedule of capital costs for the project pursuant to S.C. Code Ann. § 58-33-270(E). SCE&G will continue to monitor and evaluate these schedules. To the extent future revisions or updating of these schedules or other revisions under S.C. Code Ann. § 58-33-270(E) are required, SCE&G will propose such changes in future proceedings.

21.                                 Pursuant to S.C. Code Ann. §§ 58-33-270(E), the Commission “shall grant the relief requested if, after a hearing, the commission finds: (1) as to the changes in the schedules, estimates, findings, or conditions, that the evidence of record justifies a finding that the changes are not the result of imprudence on the part of the utility. . . .” The relief requested herein is not the result of imprudence on the part of the Company.

WHEREFORE, South Carolina Electric & Gas Company respectfully requests that the Commission set the current matter for hearing and thereafter approve the updated construction schedule and capital cost schedule as the operative schedules under S.C. Code Ann. § 58-33-275(A).

[SIGNATURE PAGE FOLLOWS]

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Respectfully submitted,

/s/ K. Chad Burgess
Catherine D. Taylor
K. Chad Burgess
South Carolina Electric & Gas Company
1426 Main Street, MC130
Columbia, SC 29201
(803) 217-8141
cdtaylor@scana.com
chad.burgess@scana.com

Belton T. Zeigler
Lee E. Dixon
Pope Zeigler, LLC
P.O. Box 11509
Columbia, SC 29211
(803) 354-4949
bzeigler@popezeigler.com
ldixon@popezeigler.com

Attorneys for
South Carolina Electric & Gas Company

Date: July 20, 2009

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LIST OF EXHIBITS

1.               Quarterly Report for the quarter ending March 31, 2009

2.               UPDATED Exhibit E - Anticipated Construction Schedule

3.               UPDATED Exhibit F – Restated and Updated Construction Expenditures

4.               Summary of variations between Exhibit 2 and Approved Exhibit E

5.               Summary of variations between Exhibit 3 and Approved Exhibit F

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V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff
Submitted by South Carolina Electric & Gas Company
Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

I.              Introduction and Summary

A.            Introduction

This quarterly report is submitted by South Carolina Electric & Gas Company to the Public Service Commission of South Carolina and the South Carolina Office of Regulatory Staff. It is submitted in satisfaction of the requirements of S. C. Code Ann. § 58-33-277 (Supp. 2007) and the terms of Public Service Commission Order No. 2009-104A. The report provides updated information concerning the status of construction of V. C. Summer Nuclear Station Units 2 & 3 (the “Units”) and updates the capital cost and construction schedules for the Units as approved in Order No. 2009-104A. Order No. 2009-104A is the base load review order related to the Units that was issued by the Public Service Commission of South Carolina (the “Commission”) on February 27, 2009.

B.            Structure of Report and Appendices

The current reporting period is the quarter ending March 31, 2009. The report is divided into the following sections:

Section I:	Introduction and Summary;

Section II:	Progress of Construction of the Units;

Section III:	Anticipated Construction Schedules;

Section IV:	Schedules of the Capital Costs Incurred Including Updates to the Information Required by S.C. Code Ann. § 58-33-270(B)(6) (the inflation indices);

Section V:	Updated Schedule of Anticipated Capital Costs; and

Section VI:	Conclusion.

Appendices I, 2, 4, and 5 to this report contain detailed financial, schedule and other information updating the schedules approved by the Commission in Order No. 2009-104A. For reference purposes, Appendix 3 provides a copy of the original capital cost schedule for the project without adjustments in the form approved in Order No. 2009-104A.

A confidential and a public version of this report and its attachments are being provided.

As indicated below, construction of Units 2 & 3 is proceeding in full compliance with the cost and schedule forecasts approved by the Commission, as updated.

C.            Construction Schedule and Milestones

As the report indicates, the Company has met all current milestones approved by the Commission in Order No. 2009-104A for the project, as adjusted pursuant to the construction schedule contingencies authorized in that order. As discussed below, the Commission-approved milestones are being tracked as 146 separate items. Of these, 28 have been completed as of March 31, 2009.

As discussed below, the milestones for the project have been adjusted to reflect the Performance Measurement Baseline Schedule. Pursuant to the engineering, procurement, and construction agreement for the Units (the “EPC Contract”), Westinghouse Electric Company, LLC and Stone & Webster (the “Consortium”) provided this schedule to SCE&G on April 1, 2009. The Performance Measurement Baseline Schedule is the integrated engineering, procurement and construction schedule for the project and, as expected, represents a major refinement of the schedule that was provided in May of 2008 as an attachment to the EPC Contract. The milestone dates contained in the Performance Measurement Baseline Schedule are fully consistent with the guaranteed Substantial Completion dates for the Units of April 1, 2016 and January 1, 2019 and with the milestones and milestone contingencies approved in Order No. 2009-104A.

D.            Construction Costs and Cost Forecasts

As this report indicates, the Company is on track to complete the Units at the construction cost forecast of $4.5 billion in 2007 dollars, net of Allowance for Funds Used During Construction (“AFUDC”), as approved in Order No. 2009-104A.

In Order No. 2009-104A, the Commission allowed forecasts of AFUDC expense and escalation to vary and required them to be updated with each quarterly report. As stated above, the project remains on track to meet the $4.5 billion construction cost forecast in 2007 dollars. However, as the following chart shows, the forecasted gross construction costs for the project has increased due to increases in AFUDC expense and increases in the escalation expense.

Chart A: Reconciliation of Capital Cost ($000)

Forecast Item	Projected 3/31/09 @ Five-Year Average Escalation Rates	As Approved Order 2009- 104A	Change

Gross Construction	$6,875,315	$6,313,376	$561,939

Less: AFUDC	$315,739	$264,289	$51,450

Total Project Cash Flow	$6,559,576	$6,049,087	$510,489

Less: Escalation	$2,024,829	$1,514,340	$510,489

Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$-0-

As is discussed in more detail below, this increase in the gross construction cost forecast is principally related to high rates of escalation that are reflected in the historical five-year indices that are used to forecast future escalation and to forecast AFUDC expense. The current five-five year escalation rates capture the height of the inflationary pressure on construction costs and materials during the global commodities crunch of 2002-2008 and have yet to reflect fully the return of inflation rates to more normal levels since mid-2008. For comparison purposes, the following chart shows the gross construction forecast for the project using historical ten-year escalation averages instead of five-year averages. Using the ten-year escalation averages, the gross construction cost forecast would have fallen below the 2008 forecast reflect in Order No. 2009-104A by $153 million.

Chart B: Reconciliation of Capital Cost ($000)

Forecast Item	Projected @ 3/31/2009 (Ten-Year Average Rates)	As Forecasted Or Approved In Order 2009- 104A	Change

Gross Construction	$6,160,738	$6,313,376	$(152,638)

Less: AFUDC	$283,974	$264,289	$19,685

Total Project Cash Flow	$5,876,764	$6,049,087	$(172,323)

Less: Escalation	$1,342,017	$1,514,340	$(172,323)

Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$0

The escalation and AFUDC rates and their effects on project costs are discussed more fully below. As discussed there, similar reductions in gross construction cost forecasts would result from recalculating construction cost forecasts using one-year escalation rates.

E.             Escalation Rates

Escalation accounts for a $510 million increase in total project cash flows in the current projection. There are two components to this escalation increase. The Performance Measurement Baseline Schedule and related changes in owner’s costs and other items have shifted the schedule of forecasted project cash flow forward. This change in the timing of capital costs has resulted in an increase in overall escalation for the project. Changes in the forecasted timing of capital costs are responsible for $118 million of the additional $510 escalation reported above.

The remaining change in escalation, $392 million, relates to changes in the applicable escalation rates. Under Order No. 2009-104A, escalation for construction costs is computed using historical one-year and five-year escalation rates. As provided in that order, the five-year escalation rate applies to all costs beyond the upcoming twelve months. At this stage of the project, five-year average escalation rates apply to slightly more than 85% of the base construction costs which are subject to indexed escalation. For that reason, the calculation of escalated project costs is particularly sensitive to the five-year escalation rate.

As shown on Appendix 5, utility construction costs were at historically high levels during the period 2005-2008, and have since dropped substantially. However, the current five-year averages do not fully reflect the flattening of future escalation rates which has occurred during the last year.

Chart C: Handy-Whitman Escalation Rates

January 2009 Update

Escalation Rate
HW All Steam Index:
One year rate	4.8%
Five Year Average	7.2%
Ten Year Average	4.9%
HW All Steam/Nuclear Index:
One year rate	4.8%
Five Year Average	7.2%
Ten Year Average	4.9%
HW All Transmission Plant Index
One year rate	7.4%
Five Year Average	8.6%
Ten Year Average	5.5%

The Company does not believe that the current five-year projections reflect current inflation expectations. If the cost projections in this report were made using either one-year escalation rates or the ten-year escalation rates in place of five-year rates, the total project cash flow, net of AFUDC, would be less than the $6.0 billion forecast reflected in Order No. 2009-104A. Using the one-year rates the total project cash flow, net of AFUDC, would be $97 million less than forecasted in Order No. 2009-104A, and using the ten-year rates it would be $172 million less.

Chart D: Reconciliation of Capital Cost ($000)

Forecast Item	As Forecasted Or Approved In Order 2009- 104A	Projected 3/31/09 @ Five- Year Average Escalation Rates	Recomputed Using One-Year Average Escalation Rates	Recomputed Using Ten-Year Average Escalation Rates

Capital Cost, 2007 Dollars	$4,534,747	$4,534,747	$4,534,747	$4,534,747

Plus: Escalation	$1,514,340	2,024,829	$1,147,218	$1,342,017

Total Project Cash Flow	$6,049,087	$6,559,576	$5,951,965	$5,876,764

Change from Total Project Cash Flow as Forecasted in Order 2009-104A	N/A	$510,489	$(97,122)	$(172,323)

F.             Increased AFUDC Expense

The projected increase in AFUDC expense for the project is $51 million. Consistent with Order No. 2009-104A, SCE&G computes AFUDC based on the Construction Work in Progress that is outstanding between rate adjustments. The increase in project cash flow due to escalation has resulted in $29 million of the $51 million increase in forecasted AFUDC. In addition, SCE&G’s AFUDC rate is currently 8.08% compared to 5.52% in May of 2008. This rate is forecasted to drop to 5.87% as capital markets recover and SCE&G is able to issue commercial paper to meet its short-term cash needs. However, increases in the AFUDC rates have resulted in $22 million of the $51 million forecasted increase in AFUDC rates.

G.            Contingency Usage and Availability

As the summary table below indicates, none of the total project contingency of $438,293,000 has been expended to date. One hundred percent of the contingency remains available for use in future periods.

Chart E: Contingency Usage in 2007 Dollars ($000)

Item	As of 03/31/2009	As Approved Order 2009-104A	Change

Total Project Contingency	$438,293	$438,293	$0

Cumulative Contingency to Date (Col. 1: Actual; Col. 2: Approved)	$-0-	$9,968	$(9,968)

Project Contingency Remaining	$438,293	$428,325	$9,968

Percent of Project Contingency Remaining	100%	97.8%	2.2%

As shown in more detail on Exhibit 4, Chart C, and as discussed below, SCE&G currently forecasts that as of 2018 it will have used a cumulative total of $118 million of the $438 million contingency fund to cover the increased escalation costs associated with project schedule changes.

H.            Compliance with the Commission Approved Cumulative Project Cash Flow Target

Order No. 2009-104A established the Cumulative Project Cash Flow, listed on Exhibit F to the Combined Application, as the target for measuring the compliance of the project with the cost-related terms of that order. Order No. 2009-104A provided that this Cumulative Project Cash Flow target would be adjusted with each quarterly report to reflect updated escalation data and any use by the Company of the cost-related contingencies that the Commission approved in Order No. 2009-104A.

Appendix 4, Chart A provides the Cumulative Project Cash Flow target updated for current escalation data as of March 31, 2009 and the current cumulative cash flow schedules for the project. Appendix 4, Chart B compares the approved Cumulative Project Cash Flow target to the current cumulative cash flow schedules for the project, which include actual costs where available and SCE&G’s working forecasts of annual cash flows for future years. As shown on Appendix 4, Chart B, until the year 2015 the projected cash flow in each year of the construction schedule is less than or equal to the Cumulative Project Cash flow approved by the Commission in Order No. 2009-104A. In 2015, for timing reasons, the forecast indicates that the cumulative cash flow will exceed the approved target by $36 million. For similar reasons, the cash flow, on a cumulative basis, before the use of contingency funds, is forecasted to exceed the target by $207 million in 2016, and $147 million in 2017 and $118 million in 2018. However, the forecast also indicates that the Company will apply $36 million in contingency funds in 2015 and $172 million of contingency funds in 2016 to offset the full amount of these overages. SCE&G forecasts that it will have funds sufficient to restore $60 million to the contingency in 2017 and $29 million in 2018. After doing so, the Company forecasts that it will have $320 million in uncommitted contingency funds remaining at the end of construction. Available contingency is not forecasted to drop below $169 million at any time during the period 2014-2018. Accordingly, the analysis presented here shows that the project is in compliance both currently and prospectively with the terms of Order No. 2009-104A.

Furthermore, the timing differences contained in the current forecast are the result of the new construction schedule provided by the Consortium immediately after the close of the reporting period. SCE&G is preparing the necessary documentation to record adjustments to capital cost targets using the capital costs rescheduling contingency provisions approved by the Commission in Order No. 2009-104A. Use of these contingency provisions should eliminate a substantial part of the reported overages. Any rescheduling of these costs will be presented in future filings.

II             Progress of Construction of the Units

Construction of the Project is progressing on schedule to meet the Unit 2 & 3 Substantial Completion dates of April 1, 2016 and January 1, 2019 respectively. A summary of the status of the Project is addressed in Section II.A-Section II.H below.

A.            Licensing and Permitting Update

1.             The Combined Operating License Application (COLA)

The COLA review process continues on schedule for the Nuclear Regulatory Commission (NRC) to issue a Combined Operating License (COL) for the Units no later than July 1, 2011. Issuance of a COL by that date will allow nuclear safety related construction to begin on the Units on a schedule that supports the Substantial Completion dates set forth above. The status of the major COLA review areas is as follows:

a)             Nuclear Safety Review

1)            The Staff of the NRC is proceeding with its Phase 1 review of the Safety Evaluation Report (SER) for the Units. SCE&G, Bechtel Corp (which is SCE&G’s consulting engineer for the COLA), and the Consortium are reviewing a number of Requests for Additional Information (RAIs) from the NRC Staff related to that review. The Company has been working with Bechtel specifically to ensure that Bechtel provides timely and thorough responses to these RAIs as they are issued by the NRC Staff. Bechtel has assured SCE&G that it is devoting the personnel and resources to this matter that are required to provide the required responses in a complete and timely fashion. All RAI activities are on schedule and no issues of concern have been identified based on the RAIs received to date.

2)            The NRC Staff conducted a geotechnical/seismic audit at the Site during the week of March 30. This audit was deemed successful and no areas of concern related to geotechnical or seismic issues were identified.

3)            The NRC is in the process of completing the SER for the Westinghouse (WEC) Design Control Document (DCD) Revision 17 and has identified several issues relating to engineering items. These issues include concerns related to certain aspects of the design of Category I structures, certain high frequency seismicity issues, and certain issues related to the Shield Building design method. SCE&G has expressed to WEC its absolute expectation that these matters be dealt with in a timely way that does not result in delays in the issuance of a COL for the Units. On April 3, 2009, the NRC issued a letter on the DCD Revision 17 review and approval schedule. The current NRC schedule shows a December 2010 final SER with an August 2011 final rule making. This final rule making is a prerequisite for the COLA approval and does not support the COLA approval date of July 2011 by several months. WEC is working to develop alternatives to assist in accelerating the review schedule or to minimize the impact to the project schedule. SCE&G is closely monitoring the DCD Revision 17 review process because of its potential impact on the schedule for the review and approval of the COLA for the Units. SCE&G has identified the status of the review and approval of DCD 17 as a focus area for on-going monitoring and attention to ensure that WEC does what is required to obtain the necessary approvals on a timely basis.

b)             Environmental Review

The NRC held public meetings related to its environmental review of the project on the evening of January 27th at Fairfield Central High School in Winnsboro and on the evenings of January 28th and March 28th at McCrorey-Liston Elementary School in Blair. The NRC also conducted a Site audit during the week of March 9 as part of the Phase I scoping for the Environmental Impact Study. The NRC plans to complete the Phase I scoping of the Environmental Impact Study for the Units in June, 2009.

c)             Legal Review

Several parties sought to intervene to raise issues before the Atomic Safety Licensing Board (ASLB) in its consideration of the COLA for the Units. As required by ASLB practice, these potential intervenors were required to list specific contentions that they would raise in opposition to the COLA. On February 18, 2009, the ASLB dismissed all contentions by these intervenors as being without merit, and dismissed their petitions for intervention. This action by the ASLB precluded the necessity of the ASLB prehearing that was originally scheduled for February, 2009. The intervenors have appealed the ASLB decision.

2.             Other Permits

a)             South Carolina Department of Health and Environmental Control (SCDHEC) issued the Storm Water Pollution Prevention Permit (SWPPP) Phase 1 (Notice of Intent), Phase 2A (Railroad Corridor) and Phase 2B (grading in Construction City and the Spoils Area). Work continues on the preparation of the additional SWPPP packages for future stages of construction. SWPPP permitting is proceeding in a timely and satisfactory manner.

b)             SCE&G is working with the Army Corps of Engineers (ACOE) to obtain the ACOE 404 (wetlands) permit to allow grading in an area subject to Corps jurisdiction that is located in the area where the Cooling Towers for the Units are planned to be built. The area in question is a small length of intermittent stream bank. The approach that the ACOE is taking to its review and permitting process could delay the issuance of the required permit beyond the date that the permit is required to proceed with the construction schedule. In response, SCE&G and the Consortium are formulating a plan to reconfigure part of the site plan to avoid the need to impact this relatively small area of stream bank. There are no technical impediments to such a plan and the cost of this alternative approach is well within applicable contingencies. This issue is a focus area for future oversight and review to ensure that issues related to ACOE permitting do not result in a delay in construction.

B.            Engineering Update

1.             Engineering Completion Status

a)             The Engineering Completion Status based on the completion percentage for major plant categories is as follows:

1)            Standard Plant Design – 72% complete

2)            Site Specific Design – 23% complete

3)            Total Design (procurement and construction planning)– 67% complete

b)             The Engineering Completion Status as reported above reflects only the work necessary to bring the design outputs to a point where they are sufficient to support procurement and construction planning. By the end of 2009, SCE&G and the Consortium will add a new element to the engineering status report to measure the degree to which the design outputs are ready for field construction. This change will reflect an expansion in the scope of the engineering work being measured and will result in the Total Design completion percentage being less than that which is reported here. This change in reporting of design status is expected to be reflected in reporting on the project no later than the Quarterly report for the twelve months ending December 31, 2009. This change will not adversely impact the Engineering schedule or the substantial completion schedule for the Units.

c)             In addition, on April 1, 2009, the Consortium provided SCE&G with a Performance Measurement Baseline Schedule (PMB) for the Units, which represents an expanded and refined version of the construction and engineering schedule that was operative through March 31, 2009. This new scheduling information is included in the milestone reports contained in this quarterly report. This expanded and refined schedule information supports the completion of the Units by the Substantial Completion dates, and all milestones are within the parameters of Commission Order No. 2009-104A.

2.             Standard Plant Design Activities

During the reporting period, the following standard plant design activities were conducted:

a)             WEC completed the Final Design Review for the Control Rod Drive Mechanism (CRDM) for the Units. WEC is in the process of performing the CRDM Latch Assembly life test to verify the strength and reliability of the assembly. Four (4) million steps were completed as of the end of March with a goal to complete nine (9) million steps in total. Steps are incremental movements of the control rods using the mechanism.

b)             The Squib Valve prototype for the Units is being tested. All tests to date have been successful. These valves are part of the reactor core cooling system and operate to direct coolant to the core in the event of a loss of coolant accident. They are activated by explosive caps to eliminate the need for motors and drives.

c)             Drawing packages were completed for:

i.	The R251 module, which is a composite module for the Demineralizer in the Auxiliary Building;
ii.	The CH21-25 modules, which are the floor modules for electrical equipment in the Auxiliary Building; and
iii.	The CH31-35 modules, which are the floor modules for Instrument & Control equipment in the Auxiliary Building.

d)             WEC is conducting a three-dimensional model review to confirm the sizes and locations of the seventy-nine (79) penetrations in the CA01 module. The CA01 module is the concrete-filled-in-place structural module for the Steam Generator compartments and the Refueling Canal. This review will support the module fabrication for the project to construct multiple AP1000 units in China. This activity along with other Engineering/Construction activities supporting the China project will benefit the WEC USA projects.

e)             A design and construction interface review was performed for the Shield Building Design. The design-construction interface review is a review of the design with fabricators and contractors to ensure practicality of fabrication and construction and to ensure that requirements for fabrication and construction are clearly communicated.

f)             A Reactor Coolant loop geometry and manufacturing review was successfully held to critique the manufacturing process for the hot-legs, cold-legs and surge line of the Reactor Coolant loop. The geometry and manufacturing review includes testing to ensure that configuration and materials of the Reactor Coolant loop piping are compatible with the manufacturing processes.

g)            WEC plans to issue a Design Control Package (DCP) to the NRC to show an increase in the length of the footprint of the Turbine Building by approximately twelve (12) feet. This increase will allow additional space for Turbine Building equipment. This revision may impact the DCD, COLA and Site Layout but is not expected to raise significant engineering or other issues or to adversely impact the Project schedule. This is a focus area for SCE&G’s oversight of the Consortium’s work in order to ensure that the design and construction of the Turbine Building, equipment and supporting systems remains on schedule.

3.             Site Specific Design Activities

a)           Shaw Engineering is performing Site Specific Design to support the Site excavation and grading work. Geotechnical evaluations continue, as well as the design work in support of the permit applications. This work is proceeding in an efficient and satisfactory manner.

b)           Site Specific Design is in progress for Site Specific Systems, to include the Potable Water System, the Raw Water System, the Yard Fire Water System, the Power System for Construction City and the Switchyard. This work is proceeding in an efficient and satisfactory manner.

C.            Procurement/Fabrication Update

1.             WEC placed a Purchase Order (PO) for the Turbine/Generator with Toshiba and a PO for the Squib Valves with SPX Copes Vulcan.

2.             Mangiarotti, a subcontractor of WEC, issued POs for long lead materials for the Accumulator Tank, the Core Make-Up Tank, the Pressurizer and the Passive Residual Heat Exchanger.

3.             NND Engineering representatives from SCE&G visited the Toshiba and Doosan manufacturing facilities in Japan and South Korea during the week of February 9. The visit included kick-off meetings with Doosan for the Reactor Vessel and Steam Generator manufacturing and with Toshiba for the Steam Turbine/Generator manufacturing.

4.             Site Specific procurement activities included award of subcontracts to Hinkle for the Railroad Installation; to MC Dean for the Offsite Retail Power System (Construction City); the issuance of a Letter of

Inquiry to Hansen Pressure Pipe for the Circulating Water Pipe and Fittings; and the issuance of Request for Quotations (RFQs) for the Switchyard and Mayo Creek Bridge.

5.             Shaw Modular Solutions is developing its module manufacturing facility, programs and schedule. Shaw Modular Solutions plans to begin module fabrication at its new manufacturing facility later in 2009.

6.             NND is in the process of reviewing the Quality Plans for the Reactor Vessel and Steam Generator for the purpose of adding Owner Witness and Hold Points. The manufacturing of this equipment is scheduled to begin the 2nd quarter of 2009.

Picture 1 – Construction Access Looking North

D.            Construction Update

1.             The initial Site development work has commenced to include installation of the Construction Access Road (essentially complete), Sediment Basins and other erosion control measures (essentially complete along the Construction Access Road), Laydown Area 1, the Railroad Corridor (essentially ready for railroad ballast and rail installation) and the reconfiguration of the SC Highway 213 and Parr Road intersection (just begun). The Consortium subcontractors Morgan Corporation and Saiia Construction are performing this work.

Picture 2 – Construction Access Road and Railroad Corridor

2.             Jenkinsville Water Company’s contractor, C.B.G., Inc., started trenching and installation of water piping activities for the Potable Water System supply to Construction City and is approximately 30% complete with this activity.

3.             Shaw continues finalization of the technical and commercial reviews to support the Heavy Lift Crane selection and Nuclear Island excavation plan. Close attention is being directed to this activity by the Consortium and SCE&G management to ensure that selection and procurement of the crane and design and construction of its footings do not delay the project’s construction schedule. Because of potential impacts of the crane’s availability on the construction schedule, this is a focus area for continuing oversight of the Consortium’s work.

4.             The Consortium finalized and submitted to SCE&G the Performance Measurement Baseline Schedule (PMB) on April 1, 2009 and the payment milestones associated with this schedule on April 15, 2009.

Picture 3 – Railroad Spur Corridor – Track 1 Looking North

E.             Training update

1.             Plans are being made to train the SCE&G Reactor Operator Training Instructors on the WEC Training Development Simulator that will be located at the WEC Training Facility in Pittsburgh.

2.             NND is working with WEC to provide a Limited Scope Simulator (LSS) for the on-site training for the Plant Operators. This LSS is needed to support the initial simulator training of the SCE&G Reactor Operators in advance of delivery of the certified simulators scheduled to be delivered in 2013. This is a focus area of SCE&G’s oversight of the Consortium to ensure that the Consortium finalizes the required contractual agreements to support the early delivery of the LSS and associated training activities.

F.             Change Control Update

1.             NND is working with the Consortium on the processing of Change Order #1 for the training of the SCE&G Reactor Operator Training

Instructors referenced in Section II.E.1 above. The cost of this Change Order will be taken out of the Time & Material Work Allowances given in Exhibit H of the EPC Contract.

2.             EPC Contract Amendment #1 is being processed to revise the language in several areas of the EPC Contract. These revisions represent updates to the EPC Contract, such as contract language clarifications in the sections relating to Changes in the Work and Taxes, changes made to the Major Equipment Supplier and Contractor exhibits and changes in the milestone payment schedules due to the PMB Schedule received on April 1, 2009.

III.           Anticipated Construction Schedules

As of the end of the first quarter of 2009, the Company and its contractors had completed all required milestones as set forth in Exhibit E to the Combined Application as adjusted pursuant to the milestone schedule contingencies approved by the Commission in Order No. 2009-104A. Each of those adjustments is itemized in the Milestone Update section that follows. The Company and its contractors are presently on schedule to complete all future milestones as specified or within approved contingencies. Accordingly, the project is in compliance with the construction schedules approved by the Commission in Order No. 2009-104A and with the provisions of S.C. Code Ann. § 58-33-275(A)(1).

To allow milestones to be tracked more consistently to the construction schedule, SCE&G has subdivided certain of the milestones approved in Order No. 2009-104A into several discrete items. The 123 milestones approved in that order are now being tracked as 146 milestones. No milestones have been omitted, and in each case, where a milestone was divided, the resulting milestones bear a due date no later than the due date of the milestone from which they were derived.

A.            Construction Schedule Update

The Project Licensing and Permitting, Engineering, Procurement and Construction work remains on schedule to meet the Units 2 & 3 Substantial Completion dates. Rescheduling of the milestones listed in Exhibit E to the Combined Application is addressed in Section III.B herein. The rescheduling of these milestones is within the approved contingencies and has no adverse impact on the Units’ Substantial Completion dates.

B.            Performance Measurement Baseline Schedule

On April 1, 2009, the Consortium provided SCE&G with the Performance Measurement Baseline Schedule for the project under the EPC Contract. The Performance Measurement Baseline Schedule is the integrated engineering, procurement and construction schedule for the project and represents a major refinement of the schedule that was provided as an attachment to the EPC Contract in May of 2008.

Of the 146 total milestones, 28 have been completed, 44 have been accelerated, 41 have been pushed out into the future, and 33 are unchanged,.

The Performance Measurement Baseline Schedule is the product of thousands of hours of construction planning and scheduling work by Consortium personnel since the EPC Contract was signed on May 23, 2008. The schedule also reflects a firming up of the vendor and supplier chain for the project and the negotiation of multiple supply agreements and delivery schedules with vendors and fabricators.

Where the Performance Measurement Baseline Schedule has pushed out the due dates for certain milestones, these later deadlines reflect the fact that greater certainty in the schedule allows for more precise scheduling of the dates by which major pieces of equipment will be required to be available on site. The revised deadlines also reflect the fact that a more fully-developed schedule allows more precise scheduling of the dates by which specific on-site construction activities will need to be completed. The project team has added additional certainty and detail to the construction schedule since the EPC Contract was signed on May 23, 2008 and revised milestones are possible for that reason.

Like the schedules contained in the EPC Contract, the new Performance Measurement Baseline Schedule fully supports the Substantial Completion dates for Units 2 and 3 of April 1, 2016 and January 1, 2019, respectively. The updated milestones dates based on the Performance Measurement Baseline Schedule are entirely consistent with the project milestones and contingencies adopted by the Commission in Order No. 2009-104A. The Substantial Completion dates remain as approved in Order No. 2009-104A. As discussed above, the Consortium and SCE&G remain fully committed to completing the Units on the dates promised and the Performance Measurement Baseline Schedule is an important tool for ensuring that this is done.

C.            Milestone Update

1.             Attached as Appendix 1 to this quarterly report are two spreadsheets that list and update each of the specific milestones contained in Exhibit E to the Combined Application and adopted by the Commission as the anticipated construction schedule for the Units pursuant to S.C. Code Ann. § 58-33-270(B)(1). The BLRA Milestone Tracking Sheet (Appendix 1, Chart A) provides the original milestone date and language, the revised milestone date and language, and the impact on the BLRA schedule contingency and Substantial Completion dates for Units 2 and 3. The BLRA Milestone Tracking Summary (Appendix 1, Chart B) highlights the milestones that have been moved from the originally targeted date and gives an explanation for this movement.

2.             Exhibit E of the Combined Application contained the original list of milestones as approved by the Commission. It included a total of 123 milestones. As discussed above, several of these milestones have been revised into multiple milestones to reflect the way in which contracts negotiated with equipment suppliers subsequent to the Combined Application submittal were structured and included in the construction schedule for the project. The revised milestone total is 146. As shown on the BLRA Tracking Summary, a number of the milestones have moved out in time primarily to reflect the new schedule contained in the Performance Measurement Baseline Schedule received on April 1, 2009. All resulting milestones adjustments are within the scope of the milestone schedule contingency authorized by the Commission in Order No. 2009-104A. The milestone adjustments do not adversely affect the Substantial Completion dates for Units 2 and 3.

IV.           Schedules of the Capital Costs Incurred Including Updates to the Information Required by S.C. Code Ann. § 58-33-270(B)(6) (The Inflation Indices)

The Capital Cost Update section of this report provides an update of the cumulative capital costs incurred and forecasted to be incurred as compared to the cumulative capital cost targets approved by the Commission in Order No. 2009-104A. The approved capital cost targets have been adjusted to reflect the escalation rate changes, and any use by the Company of the cost and timing contingencies that were approved by the Commission in Order No. 2009-104A. The Inflation Adjustments and Indices section of this report provides updated information on inflation indices and the changes in them.

A.            Capital Costs Update

When adjusted for inflation, the year-end 2009 Cumulative Project Cash Flow as approved in Order No. 2009-104A was $663 million. During calendar year 2009, SCE&G anticipates incurring capital costs for the project amounting to $389 million. This amount reflects actual expenditures to date and forecasted expenditures for the balance of 2009 based on the milestone and construction schedule. This anticipated capital cost of $389 million for 2009 provides for the expenditure of $38 million in contingency funds if necessary, but none of these contingency funds has been expended or committed to be spent to date. As a result, if the actual expenditures track the current forecast, $38 million in contingency funds will be available for use in 2010 or beyond.

The anticipated expenditure of $389 million for the project in 2009 would result in a year-end 2009 cumulative project cash flow, exclusive of AFUDC, of $512 million. This amount is $151 million less than the Cumulative Project Cash Flow approved by the Commission for year-end 2009 as adjusted for inflation. This $151 million reduction in anticipated 2009 project expense represents timing differences and not changes in underlying costs. The Company forecasts that the capital costs in question will be incurred in future periods under the current construction schedule.

Chart A of Appendix 4 shows the Cumulative Project Cash Flow target as approved in Order No. 2009-104A and as updated for escalation and other Commission approved adjustments under the heading “Per Order 2009-104A Adjusted.” As shown there, SCE&G has carried forward into 2009 $10 million in unused contingency funds from 2008 as permitted by the Commission in Order No. 2009-104A. SCE&G has not used the capital cost schedule contingencies to make any adjustments to the approved Cumulative Project Cash Flow as set forth in this filing because the project conforms to approved project cost targets without such adjustments. Nonetheless, SCE&G does not intend to waive or in any way limit its right, as authorized by the Commission, to make appropriate capital cost contingency adjustments associated with current or future changes in cost scheduling. SCE&G may make capital cost contingency adjustments related to recent changes in its scheduling of capital costs in future filings.

Under the heading “Actual Through March, 2009, plus Projected, Appendix 4, Chart A, shows the cumulative cash flow for the project based on actual expenditures to date and the Company’s current forecast of cost and construction schedule” A comparison of the two sets of data is presented at Appendix 4, Chart B. This chart shows that the cumulative capital cost for the project is forecasted to be below the approved Cumulative Project Cash Flow target, as revised, during the years 2009-2014. The forecasted cash flow, on a cumulative basis, is anticipated to exceed the approved target level by $36 million in 2015, and $207 million in 2016, $147 million in 2017, and $118 million in 2018. These overages are calculated before the application of contingency funds and are due to the timing of capital expenditures as currently forecasted, not increases in underlying costs. As shown on Appendix 4, Chart C, SCE&G forecasts using $36 million in contingency funds in 2015 and $172 million of contingency funds in 2016 to offset these overages. SCE&G forecasts that it will have more than adequate contingency funds in these years to absorb the full amount of the overages and will retain substantial contingency funds for other uses. In addition, SCE&G forecasts that it will have budget surpluses sufficient to restore $60 million to the contingency in 2017 and $29 million in 2018. As a result, SCE&G forecasts that it will have $320 million in uncommitted contingency funds at the end of the project.

The information presented in Appendix 4 establishes that the anticipated cumulative project cash flow for the period ending December 31, 2009 is in conformity with the schedule approved by the Commission in Order No. 2009-104A and with the provisions of S.C. Code Ann. § 58-33-275(A)(1). It also establishes that the Company’s best forecasts of future project costs are fully consistent with the Cumulative Project Cash Flows approved by the Commission in Order No. 2009-104A.

The following exhibits support this section:

Appendix 2 updates the original Exhibit F to the Combined Application to show the Company’s actual and forecasted expenditures on the project by plant cost category. In updating its cost projections, the Company has used the Commission-approved inflation indices as updated since Exhibit F to the Combined Application was originally prepared and its current cost and schedule information. In addition, Appendix 2 shows the cumulative Construction Work in Progress for the project and the balance of Construction Work in Progress that is not yet reflected in revised rates.

For comparison purposes, Appendix 3 provides an original version of Exhibit F to the Combined Application. This version of Exhibit F does not include any adjustments for changes in inflation indices or adjustments in capital cost schedules made by the Company.

As discussed above, Appendix 4, Chart A provides the adjusted Cumulative Cash Flow target and the current actual and forecasted cash flow for the project. Appendix 4, Chart B compares the adjusted Cumulative Cash Flow target to the Company’s actual and forecast costs for the project. Appendix 4, Chart C provides detailing concerning the cumulative pool of contingency funds and use of those funds year by year.

B.            Inflation Indices Update

Appendix 5 shows the changes in the inflation indices approved in Order No. 2009-104A. Included is a ten-year history of the Handy Whitman All Steam Index, South Atlantic Region; the Handy Whitman All Steam and Nuclear Index, South Atlantic Region; Handy Whitman All Transmission Plant Index, South Atlantic Region; and the Chained GDP Index. The changes in these indices and the escalation-related effects of cost rescheduling resulted in an increase in the projected cost of the Units in future dollars from $6,313,376,000 as forecast in Order No. 2009-104A to a forecast of $6,875,316,000 using current inflation data and current AFUDC rates. The $4.5 billion forecast of the cost of the Units in 2007 dollars, net of AFUDC, remains unchanged.

V.            Updated Schedule of Anticipated Capital Costs

The updated schedule of anticipated capital costs for Units 2 & 3 is reflected in Appendix 2. Further details as to the changes in these anticipated capital cost components are set forth in Appendix 4.

VI.           Conclusion

As indicated above, the project is proceeding in compliance with the cost and schedule forecasts approved by the Commission in Order No. 2009-104A. The scheduled completion dates for Units 2 & 3 remain April 1, 2016 and January 1, 2019, respectively. The Units are on track to be completed within the projected cost of $4.5 billion in 2007 dollars net of AFUDC. The Company maintains an extensive staff of experts that monitors and oversees the work of its contractors and has identified and continues to monitor closely all areas of concerns related to either cost or schedule for the project. The Company will continue to update the Commission and ORS of progress and concerns as the project proceeds.

APPENDIX 1

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff
Submitted by South Carolina Electric & Gas Company
Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

Appendix 1, Chart A lists and updates each of the milestones contained in Exhibit E to the Combined Application (Hearing Exhibit 2, SAB-5) which the Commission adopted as the Approved Construction Schedule for the Units, pursuant to S.C. Code Ann. § 58-33-270(B)(1). Appendix 1, Chart A provides columns with the following information:

1.             The original milestone date by year and quarter as approved by the Commission in Order 2009-104A.

2.             The description of the milestone as originally provided in Exhibit E to the Combined Application (Hearing Exhibit 2, SAB-5).

3.             An updated statement of how the milestone is described in the current project schedule.

4.             The revised milestone date by year and quarter where milestones have been adjusted since they were approved in Order No. 2009-104A.

5.             Information as to whether any milestone has been shifted outside of the 18/24 Month Contingency approved by the Commission.

6.             Information as to whether any current change in this milestone is anticipated to impact the substantial completion date.

7.             For completed milestones, the date by which it was completed. For completed milestones, this column entry is shaded.

8.             Notes as to individual milestones and milestone adjustments, which include references, where necessary, to additional information concerning certain milestones provided in Appendix 1, Chart B.

Appendix 1, Chart B lists each milestone that has been shifted and gives the number of months by which it is shifted.

BLRA Milestone Tracking Summary	Appendix 1, Chart A
09-1Q	VC Summer Units 2 and 3

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2008	2	08-2Q-1 Approve Engineering, Procurement and Construction Agreement	N/A	N/A	No	No	5/23/2008

2008	2

08-2Q-2 Issue Purchase Orders to nuclear component fabricators for Units 2 and 3 Containment Vessels, Passive Residual Heat Removal Heat Exchangers, Accumulator Tanks, Core Makeup Tanks, Squib Valves, Steam Generators, Reactor Coolant Pumps, Pressurizer Vessels, Reactor Coolant Loop Hot Leg A Piping, Reactor Vessel Internals, Reactor Vessels, Reactor Integrated Head Packages, Control Rod Drive Mechanisms and Nuclear Island structural CA20 Modules

			Issue P.O.’s to nuclear component fabricators for Units 2 and 3 Containment Vessels	08-4Q	No	No	12/3/2008

			Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - First Payment - Unit 2	08-3Q	No	No	8/31/2008
			Contractor Issue PO to Accumulator Tank Fabricator - Unit 2	08-3Q	No	No	7/31/2008

			Contractor Issue PO to Core Makeup Tank Fabricator - Units 2 & 3	08-3Q	No	No	9/30/2008

			Contractor Issue PO to Squib Valve Fabricator - Units 2 & 3	09-1Q	No	No	3/31/2009

			Contractor Issue PO to Steam Generator Fabricator - Units 2 & 3	08-2Q	No	No	6/30/2008

			Contractor Issue Long Lead Material PO to Reactor Coolant Pump Fabricator - Units 2 & 3	08-2Q	No	No	6/30/2008

			Contractor Issue PO to Pressurizer Fabricator - Units 2 & 3	08-3Q	No	No	8/31/2008

			Contractor Issue PO to Reactor Coolant Loop Pipe Fabricator - First Payment - Units 2 & 3	08-2Q	No	No	6/30/2008

1

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
			Reactor Vessel Internals - Issue Long Lead Material PO to Fabricator - Units 2 and 3	08-4Q	No	No	11/21/2008

			Contractor Issue Long Lead Material PO to Reactor Vessel Fabricator - Units 2 & 3	08-2Q	No	No	6/30/2008

			Contractor Issue PO to Integrated Head Package Fabricator - Units 2 & 3	09-3Q	No	No

			Control Rod Drive Mechanism issue PO for Long Lead Material to Fabricator - Units 2 and 3 - first payment	08-2Q	No	No	6/21/2008

			Issue P.O.’s to nuclear component fabricators for Nuclear Island structural CA20 Modules	09-3Q	No	No

2008	3	08-3Q-1 Start Site Specific and balance of plant detailed design	N/A	08-2Q	No	No	6/23/2008

2008	3	08-3Q-2 Issue PO and submit payment to fabricator via Westinghouse for Units 2 and 3 Simulators	Instrumentation & Control Simulator - Contractor Place Notice to Proceed - Units 2 & 3	08-4Q	No	No	10/31/2008

2008	3	08-3Q-3 Issue final PO’s and submit payments to fabricators via Westinghouse for Units 2 and 3 Steam Generators, Reactor Vessel Internals and Reactor Vessels.	Steam Generator - Issue Final PO to Fabricator for Units 2 and 3	08-2Q	No	No	6/30/2008

			RVI - Contractor Issue PO for Long Lead Material (Heavy Plate and Heavy Forgings) to Fabricator - Units 2 & 3	10-1Q	No	No

2

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
			Contractor Issue Final PO to Reactor Vessel Fabricator - Units 2 & 3	N/A	No	No	9/30/2008

2008	3	08-3Q-4 Issue PO and submit payment via Westinghouse to fabricator for Units 2 and 3 Transformers.	Variable Frequency Drive Fabricator Issue Transformer PO - Units 2 & 3	09-2Q	No	No

2008	4	08-4Q-1 Start clearing, grubbing and grading	N/A	09-1Q	No	No	1/26/2009

2008	4

08-4Q-2 Issue final Purchase Orders and submit payments to fabricators via Westinghouse for Units 2 and 3 Core Makeup Tanks, Accumulator Tanks, Pressurizers, Reactor Coolant Loop Piping, Intergrated Head Packages, Control Rod Drive Mechanisms and Passive Residual Heat Removal Heat Exchangers

			Core Makeup Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No	10/31/2008
			Acumulator Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No	10/31/2008

			Pressurizer Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No	10/31/2008

			Reactor Coolant Loop Pipe - Contractor Issue PO to Fabricator - Second Payment - Units 2 & 3	09-2Q	No	No

3

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date impact?	Completion Date	Notes
			Integrated Head Package - Issue PO to Fabricator - Units 2 and 3 - second payment	09-3Q	No	No

			Control Rod Drive Mechanisms -Contractor Issue PO for Long Lead Material to Fabricator - Units 2 & 3	08-2Q	No	No	6/30/2008

			Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - Second Payment - Units 2 & 3	N/A	No	No	10/31/2008

2009	1	09-1Q-1 Start Parr Road intersection work.	N/A	09-1Q	No	No	2/16/2009

2009	1	09-1Q-2 Issue final Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Reactor Coolant Pumps	Reactor Coolant Pump - Issue Final PO to Fabricator - Units 2 and 3	08-2Q	No	No	6/30/2008

2009	1	09-1Q-3 Issue Purchase Order for Long Lead Material and submit payment via Westinghouse to fabricator for Units 2 and 3 Integrated Heat Packages	Integrated Heat Packages Fabricator Issue Long Lead Material PO - Units 2 & 3	09-4Q	No	No

2009	1	09-1Q-4 Submit partial payment to Westinghouse for Design Finalization	Design Finalization Payment 3	N/A	No	No	1/31/2009

2009	2	09-2Q-1 Start site development	N/A	08-2Q	No	No	6/23/2008

4

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2009	2	09-2Q-2 Issue Purchase Orders and submit payments via Westinghouse for Units 2 and 3 Turbine/Generators and Main Transformers	Contractor Issue PO to Turbine Generator Fabricator - Units 2 & 3	09-1Q	No	No	2/17/2009

			Contractor Issue PO to Main Transformers Fabricator - Units 2 & 3	09-3Q	No	No

2009	2	09-2Q-3 Receive Units 2 and 3 Core Makeup Tank material at fabricator	Core Makeup Tank Fabricator Notice to Contractor Receipt of Long Lead Material - Units 2 & 3	10-4Q	No	No

2009	2	09-2Q-4 Submit partial payment to Westinghouse for Design Finalization	Design Finalization Payment 4	N/A	No	No

2009	3	09-3Q-1 Issue Purchase Order and submit payment via Westinghouse for Unit 2 Turbine Generator Condenser material	Turbine Generator Fabricator Issue PO for Condenser Material - Unit 2	N/A	No	No

2009	3	09-3Q-2 Submit payments to fabricators via Westinghouse for Units 2 and 3 Reactor Coolant Pumps and Passive Residual Heat Removal Heat Exchangers	Reactor Coolant Pump Fabricator Issue Long Lead Material Lot 2 -Units 2 & 3	09-2Q	No	No

			Passive Residual Heat Removal Heat Exchanger Fabricator Receipt of Long Lead Material - Units 2 & 3	10-2Q	No	No

2009	3	09-3Q-3 Submit partial payment to Westinghouse for Design Finalization	Design Finalization Payment 5	N/A	No	No

5

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2009	4

09-4Q-1 Start erection of construction buildings, to include craft facilities for personnel, tools, equipment; first aid facilities; field offices for site management and support personnel; temporary warehouses; and construction hiring office.

			N/A	09-3Q	No	No

2009	4	09-4Q-2 Receive Unit 2 Reactor Vessel flange nozzel shell forging at fabricator	Reactor Vessel Fabricator Notice to Contractor of Receipt of Flange Nozzle Shell Forging - Unit 2	09-3Q	No	No

2009	4	09-4Q-3 Submit partial payment to Westinghouse for Design Finalization	Design Finalization Payment 6	N/A	No	No

2009	4	09-4Q-4 Issue Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Radiation Monitoring Systems	Instrumentation and Control/Simulator - Contractor Issue PO to Subcontractor for Rad Monitor Sys - Units 2 & 3	N/A	No	No

2010	1	10-1Q-1 Receive Unit 2 Reactor Vessel Internals core shroud material at the fabricator	Reactor Vessel Internals - Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	No	No

2010	1	10-1Q-2 Payment to fabricator via Westinghouse for Unit 2 Turbine/Generator Feedwater Heater material	Turbine Generator Fabricator Issue PO for Moisture Separator Reheater/Feedwater Heater Material - Unit 2	10-2Q	No	No

2010	1	10-1Q-3 Receive raw material at fabricator for Unit 2 Reactor Coolant Loop piping	Reactor Coolant Loop Pipe Fabricator Acceptance of Raw Material - Unit 2	10-2Q	No	No

2010	2	1Q-2Q-1 Receive Unit 2 Reactor Vessel Internals upper guide tube Material at the fabricator	Reactor Vessel internals - Fabricator Start Weld Neutron Shield Spacer Pads to Assembly - Unit 2	11-4Q	No	No

6

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes

2010	2	10-2Q-2 Submit payment to Westinghouse for the Unit 2 Control Rod Drive Mechanisms	Control Rod Drive Mechanisms -Fabricator to Start Procurement of Long Lead Material - Unit 2	09-2Q	No	No

2010	2	10-2Q-3 Perform cladding on Unit 2 Pressurizer bottom head at fabricator	Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 2	10-4Q	No	No

2010	3	10-3Q-1 Start excavation and foundation work for the standard plant for Unit 2	N/A	10-1Q	No	No

2010	3	10-3Q-2 Receive Unit 2 Steam Generator tube sheet forging at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 2nd Steam Generator Tubesheet Forging - Unit 2	10-1Q	No	No

2010	3	10-3Q-3 Complete Unit 2 Reactor Vessel outlet nozzle weld to flange at the fabricator	Reactor Vessel Fabricator Notice to Contractor of Outlet Nozzle Welding to Flange Nozzle Shell Completion - Unit 2	10-1Q	No	No

2010	3	10-3Q-4 Start Unit 2 Condenser fabrication at the fabricator	Turbine Generator Fabricator Notice to Contractor Condenser Fabrication Started - Unit 2	10-2Q	No	No

2010	4	10-4Q-1 Complete preparations for receiving the first module on site for Unit 2.	N/A	10-3Q	No	No

2010	4	10-4Q-2 Receive Unit 2 Steam Generator transition cone forging at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Transition Cone Forging - Unit 2	10-2Q	No	No

2010	4	10-4Q-3 Complete Unit 2 Reactor Coolant Pump casing fabrication	Reactor Coolant Pump Fabricator Notice to Contractor of Manufacturing of Casing Completion - Unit 2	N/A	No	No

7

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes

2010	4	10-4Q-4 Complete machining, heat treatment and Nondestructive examination of Unit 2 Reactor Coolant Loop Hot Leg A piping at the fabricator	Reactor Coolant Loop Pipe Fabricator Notice to Contractor of Machining, Heat Treating & Non-Destructive Testing Completion - Unit 2	N/A	No	No

2011	1	11-1Q-1 Complete Unit hydrotests for Core Makeup Tanks	Core Makeup Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 2	11-2Q	No	No

2011	1	11-1Q-2 Issue Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Polar Crane main hoist drums and wire rope.	Polar Crane Fabricator issue PO for Main Hoist Drum and Wire Rope - Units 2 & 3	N/A	No	No

2011	2	11-2Q-1 Receive Unit 3 Control Rod Drive Mechanism latch housing/rod travel housing material at the fabricator	Control Rod Drive Mechanisms -Fabricator to Start Procurement of Long Lead Material - Unit 3	11-2Q	No	No

2011	2	11-2Q-2 Complete Unit 2 Condenser shipment preparation at the fabricator	Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 2	11-4Q	No	No

2011	3	11-3Q-1 Start placement of mud mat for Unit 2	N/A	N/A	No	No

2011	3	11-3Q-2 Receive Unit 2 Steam Generator tubing at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Tubing - Unit 2	11-1Q	No	No

2011	3	11-3Q-3 Complete upper head welding on Unit 2 Pressurizer at the fabricator	Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	No	No

2011	3	11-3Q-4 Complete Unit 3 Reactor Vessel closure head cladding at the fabricator	Reactor Vessel Fabricator Notice to Contractor of Closure Head Cladding Completion - Unit 3	12-1Q	No	No

8

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2011	4	11-4Q-1 Begin Unit 2 first nuclear concrete placement	N/A	N/A	No	No

2011	4	11-4Q-2 Complete fabrication of Unit 2 Reactor Coolant Pump stator core at the fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 2	11-3Q	No	No

2011	4	11-4Q-3 Begin Unit 2 Reactor Vessel Internals welding of core shroud panel ring at the fabricator	Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	No	No

2011	4	11-4Q-4 Complete 1st Unit 2 Steam Generator tubing installation at the fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 1st S/G Tubing Installation - Unit 2	11-2Q	No	No

2011	4	11-4Q-5 Ship Unit 2 Reactor Coolant Loop pipe to site	Reactor Coolant Loop Pipe -Shipment of Equipment to Site - Unit 2	12-4Q	No	No

2011	4	11-4Q-6 Ship Unit 2 Control Rod Drive Mechanism to site.	Control Rod Drive Mechanism - Ship Remainder of Equipment (Latch Assembly & Rod Travel Housing) to Head Supplier - Unit 2	11-4Q	No	No

2011	4	11-4Q-7 Complete weld for Unit 2 Pressurizer lower shell to head at the fabricator	Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	No	No

2011	4	11-4Q-8 Complete 2nd Steam Generator tubing instatallation for Unit 3 at the fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 2	11-2Q	No	No

2011	4	11-4Q-9 Submit partial payment to Westinghouse for Design Finalization	Design Finalization Payment 14	N/A	No	No

9

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2012	1	12-1Q-1 Set module CA04 for Unit 2	N/A	11-4Q	No	No

2012	1	12-1Q-2 Complete post weld heat treat of 2nd tubesheet for Unit 2 Passive Residual Heat Removal Heat Exchanger	Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Final Post Weld Heat Treatment - Unit 2	10-2Q	No	No

2012	1	12-1Q-3 Complete 1st tubesheet drilling for Unit 2 Passive Residual Heat Removal Heat Exchanger	Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Completion of Tubing - Unit 2	11-1Q	No	No

2012	1	12-1Q-4 Complete girder fabrication for Unit 2 Polar Crane	Polar Crane Fabricator Notice to Contractor of Girder Fabrication Completion - Unit 2	N/A	No	No

2012	1	12-1Q-5 Complete preparations for Unit 3 Turbine Generator Condenser shipment	Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 3	13-3Q	No	No

2012	2	12-2Q-1 Set Containment Vessel ring #1 for Unit 2	N/A	N/A	No	No

2012	2	12-2Q-2 Deliver Unit 2 Reactor Coolant Pump casings to the site	Reactor Coolant Pump Fabricator Delivery of Casings to Port of Export - Unit 2	12-1Q	No	No

2012	2	12-2Q-3 Complete Unit 3 Reactor Coolant Pump stator core	Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 3	13-3Q	No	No

2012	2	12-2Q-4 Receive core shell forging for Unit 3 Reactor Vessel	Reactor Vessel Fabricator Notice to Contractor of Receipt of Core Shell Forging - Unit 3	12-3Q	No	No

10

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2012	2	12-2Q-5 Complete Unit 3 Pressurizer cladding on bottom head	Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 3	13-1Q	No	No

2012	3	12-3Q-1 Set Nuclear Island structural module CA03 for Unit 2	N/A	N/A	No	No

2012	3	12-3Q-2 Complete 1st Unit Squib Valve factory operational test	Squib Valve Fabricator Notice to Contractor of Completion of Assembly and Test for Squib Valve Hardware - Unit 2	12-2Q	No	No

2012	3	12-3Q-3 Complete Unit 3 Accumulator Tank hydrotest	Accumulator Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	12-4Q	No	No

2012	3	12-3Q-4 Complete electrical panel assembly for Unit 2 Polar Crane	Polar Crane Fabricator Notice to Contractor of Electric Panel Assembly Completion - Unit 2	N/A	No	No

2012	4	12-4Q-1 Start containment large bore pipe supports for Unit 2	N/A	12-2Q	No	No

2012	4	12-4Q-2 Ship Unit 2 Reactor Integrated Head Package to site from fabricator	Integrated Head Package - Shipment of Equipment to Site - Unit 2	N/A	No	No

2012	4	12-4Q-3 Complete Unit 2 Reactor Coolant Pump stator fabrication	Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 2	N/A	No	No

2012	4	12-4Q-4 Complete 2nd Unit 3 Steam Generator tubing installation at fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 3	13-2Q	No	No

11

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2012	4	12-4Q-5 Complete 1st Unit 2 Steam Generator hydrotest at fabricator	Steam Generator Fabricator Notice to Contractor of Satisfactory Completion of 1st Steam Generator Hydrotest - Unit 2	12-2Q	No	No

2013	1	13-1Q-1 Start concrete fill of Nuclear island structural modules CA01 and CA02 for Unit 2	N/A	N/A	No	No

2013	1	13-1Q-2 Ship Unit 2 Passive Residual Heat Removal Heat Exchanger to site from fabricator	Passive Residual Heat Removal Heat Exchanger - Delivery of Equipment to Port of Entry - Unit 2	12-2Q	No	No

2013	1	13-1Q-3 Complete Unit 2 Refueling Machine Assembly factory acceptance test	Refueling Machine Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 2	N/A	No	No

2013	1	13-1Q-4 Ship Unit 2 Reactor Vessel Internals to site from fabricator	Deliver Reactor Vessel Internals to Port of Export - Unit 2	13-3Q	No	No

2013	2	13-2Q-1 Set Unit 2 Containment Vessel	N/A	13-2Q	No	No

2013	2	13-2Q-2 Ship Unit 2 Steam Generator to site from fabricator	Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 2	13-1Q	No	No

2013	2	13-2Q-3 Complete preparation for Unit 2 Turbine/Generator shipment from Toshiba fabrication facility	Turbine Generator Fabricator Notice to Contractor Turbine Generator Ready to Ship - Unit 2	N/A	No	No

2013	2	13-2Q-4 Complete Unit 3 Pressurizer hydrotest at fabricator	Pressurizer Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	14-1Q	No	No

2013	2	13-2Q-5 Ship Unit 2 Polar Crane to site	Polar Crane - Shipment of Equipment to Site - Unit 2	N/A	No	No

12

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2013	2	13-2Q-6 Receive Unit 2 Reactor Vessel on site from fabricator	N/A	N/A	No	No

2013	3	13-3Q-1 Set Unit 2 Reactor Vessel	N/A	13-2Q	No	No

2013	3	13-3Q-2 Weld Unit 3 Steam Generator tubesheet to channel head	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Channel Head to Tubesheet Assembly Welding - Unit 3	13-4Q	No	No

2013	3	13-3Q-3 Complete Unit 3 Reactor Coolant Pump final stator assembly at fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 3	14-3Q	No	No

2013	3	13-3Q-4 Ship Unit 2 Reactor Coolant Pumps to site from fabricator	Reactor Coolant Pump - Shipment of Equipment to Site (2 Reactor Coolant Pumps) - Unit 2	13-3Q	No	No

2013	3	13-3Q-5 Place first nuclear concrete for Unit 3	N/A	N/A	No	No

2013	4	13-4Q-1 Set Unit 2 Steam Generator	N/A	13-3Q	No	No

2013	4	13-4Q-2 Preparations complete for shipment of Unit 2 Main Transformers	Main Transformers Ready to Ship -Unit 2	N/A	No	No

2013	4	13-4Q-3 Complete Unit 3 Reactor Vessel Internals to site from fabricator	Reactor Vessel Internals - Fabricator Start Perform Guide Tubes Free Path Test - Unit 3	15-2Q	No	No

2013	4	13-4Q-4 Set Unit 2 Containment Vessel Bottom Head on basemat legs	N/A	13-3Q	No	No

2014	1	14-1Q-1 Set Unit 2 Pressurizer Vessel	N/A	N/A	No	No

13

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2014	1	14-1Q-2 Complete Unit 3 Reactor Coolant Pump Factory Acceptance Test at fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 3	15-1Q	No	No

2014	1	14-1Q-3 Ship Unit 3 Reactor Vessel Internals to site from fabricator	Deliver Reactor Vessel Internals to Port of Export - Unit 3	15-2Q	No	No

2014	1	14-1Q-4 Issue Purchase Order and submit payment to fabricator via Westinghouse for Unit 3 Main Transformers	Main Transformers Fabricator Issue PO for Material - Unit 3	N/A	No	No

2014	2	14-2Q-1 Complete welding of Unit 2 Passive Residual Heat Removal System piping	N/A	14-1Q	No	No

2014	2	14-2Q-2 Ship Unit 3 Steam Generator to site from fabricator	Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 3	15-2Q	No	No

2014	2	14-2Q-3 Ship Unit 3 Refueling Maching Assembly to site	Refueling Mach - Shipment of Equipment to Site - Unit 3	N/A	No	No

2014	3	14-3Q-1 Set Unit 2 Polar Crane	N/A	14-2Q	No	No

2014	3	14-3Q-2 Ship Unit 3 Reactor Coolant Pumps to site from fabricator	Reactor Coolant Pumps - Shipment of Equipment to Site - Unit 3	15-2Q	No	No

2014	3	14-3Q-3 Complete shipment preparations for Unit 3 Main Transformers from fabricator	Main Transformers Ready to Ship -Unit 3	N/A	No	No

2014	4	14-4Q-1 Ship last Unit 3 Spent Fuel Storage Rack module to site	Spent Fuel Strorage Rack -Shipment of Last Rack Module - Unit 3	N/A	No	No

2015	1	15-1Q-1 Start electrical cable pulling in Unit 2 Auxillary Building	N/A	N/A	No	No

14

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2015	1	15-1Q-2 Complete Unit 2 Reactor Coolant System cold hydro	N/A	15-3Q	No	No

2015	2	15-2Q-1 Activate class 1E DC power in Unit 2 Auxilary Building.	N/A	15-1Q	No	No

2015	3	15-3Q-1 Complete Unit 2 hot functional test.	N/A	N/A	No	No

2015	3	15-3Q-2 Install Unit 3 ring 3 for containment vessel	N/A	N/A	No	No

2015	4	15-4Q-1 Load Unit 2 nuclear fuel	N/A	N/A	No	No

2016	1	16-1Q-1 Unit 2 Substantial Completion	N/A	16-2Q	No	No

2016	2	16-2Q-1 Set Unit 3 Reactor Vessel	N/A	15-4Q	No	No

2016	3	16-3Q-1 Set Unit 3 Steam Generator #2	N/A	16-1Q	No	No

2016	4	16-4Q-1 Set Unit 3 Pressurizer Vessel	N/A	16-2Q	No	No

2017	1	17-1Q-1 Complete welding of Unit 3 Passive Residual Heat Removal System piping	N/A	16-2Q	No	No

2017	2	17-2Q-1 Set Unit 3 polar crane	N/A	16-3Q	No	No

2017	3	17-3Q-1 Start Unit 3 Shield Building roof slab rebar placement	N/A	17-1Q	No	No

2017	4	17-4Q-1 Start Unit 3 Auxiliary Building electrical cable pulling	N/A	17-2Q	No	No

2018	1	18-1Q-1 Activate Unit 3 Auxiliary Building class 1E DC power	N/A	17-2Q	No	No

15

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	Outside +18/-24 Month Contingency?	Sustantial Completion Date Impact?	Completion Date	Notes
2018	2	18-2Q-1 Complete Unit 3 Reactor Coolant System cold hydro	N/A	18-1Q	No	No

2018	2	18-2Q-1 Complete Unit 3 hot functional test	N/A	18-1Q	No	No

2018	3	18-3Q-1 Complete Unit 3 nuclear fuel load	N/A	N/A	No	No

2018	4	18-4Q-1 Begin Unit 3 full power operation	N/A	19-1Q	No	No

2019	2	19-1Q-1 Unit 3 Substantial Completion	N/A	19-1Q	No	No

16

BLRA Milestone Tracking Summary	Appendix 1, Chart B
09-1Q	VC Summer Units 2 and 3

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2008	2

08-2Q-2 Issue Purchase Orders to nuclear component fabricators for Units 2 and 3 Containment Vessels, Passive Residual Heat Removal Heat Exchangers, Accumulator Tanks, Core Makeup Tanks, Squib Valves, Steam Generators, Reactor Coolant Pumps, Pressurizer Vessels, Reactor Coolant Loop Hot Leg A Piping, Reactor Vessel Internals, Reactor Vessels, Reactor Integrated Head Packages, Control Rod Drive Mechanisms and Nuclear Island structural CA20 Modules

			Issue P.O.’s to nuclear component fabricators for Nuclear Island structural CAa20 Modules	09-3Q	(+) 15 Months

Note 1- The initial Combined Application Exhibit E Milestone 08-2Q-2 as revised to include 14 individual milestones which are shown on the BLRA Milestone Tracking Sheet

Note 2 - The initial Combined Application Exhibit E Milestone 08-3Q-3 was revised to include 3 individual milestones which are shown on the BLRA Milestone Tracking Sheet

Note 3 - All milestones that remain open and that have a schedule change are listed on this BLRA Milestone Tracking Summary. The schedule change for these milestones is due to the realignment of the project schedule as a result of establishing the Performance Measurement Baseline Schedule. This schedule realignment is further addressed in Section III of this Combined Application Quarterly Report for the 1st quarter of 2009.

2008	3	08-3Q-3 Issue final PO’s and submit payments to fabricators via Westinghouse for Units 2 and 3 Steam Generators, Reactor Vessel Internals and Reactor Vessels.	Reactor Vessel Internals - Contractor Issue PO for Long Lead Material (Heavy Plate and Heavy Forgings) to Fabricator - Units 2 & 3	10-1Q	(+) 16 Months

2008	3	08-3Q-4 Issue PO and submit payment via Westinghouse to fabricator for Units 2 and 3 Transformers.	Variable Frequency Drive Fabricator Issue Transformer PO - Units 2 & 3	09-2Q	(+) 8 Months

1

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes

8-4Q-2 Issue final Purchase Orders and submit payments to fabricators via Westinghouse for Units 2 and 3 Core Makeup Tanks, Accumulator Tanks, Pressurizers, Reactor Coolant Loop Piping, Integrated Head Packages, Control Rod Drive Mechanisms and Passive Residual Heat Removal Heat Exchangers

			Reactor Coolant Loop Pipe - Contractor Issue PO to Fabricator - Second Payment - Units 2 & 3	09-2Q	(+) 6 Months
2008	4		Integrated Head Package - Issue PO to Fabricator - Units 2 and 3 - second payment	09-3Q	(+) 9 Months

2009	1	09-1Q-3 Issue Purchase Order for Long Lead Material and submit payment via Westinghouse to fabricator for Units 2 and 3 Intergrated Heat Packages	Integrated Heat Packages Fabricator Issue Long Lead Material PO - Units 2 & 3	09-4Q	(+) 9 Months

2009	2	09-2Q-2 Issue Purchase Orders and submit payments via Westinghouse for Units 2 and 3 Turbine/Generators and Main Transformers	Contractor Issue PO to Main Transformers Fabricator - Units 2 & 3	09-3Q	(+) 5 Months

2009	2	09-2Q-3 Receive Units 2 and 3 Core Makeup Tank material at fabricator	Core Makeup Tank Fabricator Notice to Contractor Receipt of Long Lead Material - Units 2 & 3	10-4Q	(+) 17 Months

2009	3	09-3Q-1 Issue Purchase Order and submit payment via Westinghouse for Unit 2 Turbine Generator Condenser material	Turbine Generator Fabricator Issue PO for Condenser Material - Unit 2	N/A	(-) 1 Month

2

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
		09-3Q-2 Submit payments to fabricators via Westinghouse for Units 2 and 3 Reactor Coolant Pumps and Passive Residual Heat Removal Heat Exchangers	Reactor Coolant Pump Fabricator Issue LLM Lot 2 - Units 2 & 3	09-2Q	(-) 4 Months
2009	3		Passive Residual Heat Removal Heat Exchanger Fabricator Receipt of LLM - Units 2 & 3	10-2Q	(+) 9 Months

2009	4

09-4Q-1 Start erection of construction buildings, to include craft facilities for personnel, tools, equipment; first aid facilities; field offices for site management and support personnel; temporary warehouses; and construction hiring office.

			N/A	09-3Q	(-) 3 Months

2009	4	09-4Q-2 Receive Unit 2 Reactor Vessel flange nozzel shell forging at fabricator	Reactor Vessel Fabricator Notice to Contractor of Receipt of Flange Nozzle Shell Forging - Unit 2	09-3Q	(-) 5 Months

2010	1	10-1Q-1 Receive Unit 2 Reactor Vessel Internals core shroud material at the fabricator	Reactor Vessel Internals - Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	(+) 17 Months

2010	1	10-1Q-2 Payment to fabricator via Westinghousefor Unit 2 Turbine/Generator Feedwater Heater material	Turbine Generator Fabricator Issue PO for Moisture Separator Reheater/Feedwater Heater Material - Unit 2	10-2Q	(+) 2 Months

2010	1	10-1Q-3 Receive raw material at fabricator for Unit 2 Reactor Coolant Loop piping	Reactor Coolant Loop Pipe Fabricator Acceptance of RawMaterial - Unit 2	10-2Q	(+) 1 Month

3

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2010	2	10-2Q-1 Receive Unit 2 Reactor Vessel Internals upper guide tube Material at the fabricator	Reactor Vessel Internals - Fabricator Start Weld Neutron Shield Spacer Pads to Assembly - Unit 2	11-4Q	(+) 17 Months

2010	2	10-2Q-2 Submit payment to Westinghouse for the Unit 2 Control Rod Drive Mechanisms	Control Rod Drive Mechanisms -Fabricator to Start Procurement of Long Lead Material - Unit 2	09-2Q	(-) 11 Months

2010	2	10-2Q-3 Perform cladding on Unit 2 Pressurizer bottom head at fabricator	Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 2	10-4Q	(+) 6 Months

2010	3	10-3Q-1 Start excavation and foundation work for the standard plant for Unit 2	N/A	10-1Q	(+) 3 Months

2010	3	10-3Q-2 Receive Unit 2 Steam Generator tubesheet forging at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 2nd Steam Generator Tubesheet Forging - Unit 2	10-1Q	(-) 6 Months

2010	3	10-3Q-3 Complete Unit 2 Reactor Vessel outlet nozzle weld to flange at the fabricator	Reactor Vessel Fabricator Notice to Contractor of Outlet Nozzle Welding to Flange Nozzle Shell Completion - Unit 2	10-1Q	(-) 6 Months

2010	3	10-3Q-4 Start Unit 2 Condenser fabrication at the fabricator	Turbine Generator Fabricator Notice to Contractor Condenser Fabrication Started - Unit 2	10-2Q	(-) 3 Months

2010	4	10-4Q-1 Complete preparations for receiving the first module on site for Unit 2.	N/A	10-3Q	(-) 3 Months

4

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2010	4	1Q-4Q-2 Receive Unit 2 Steam Generator transition cone forging at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Transition Cone Forging - Unit 2	10-2Q	(-) 6 Months

2011	1	11-1Q-1 Complete Unit hydrotests for Core Makeup Tanks	Core Makeup Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 2	11-2Q	(+) 3 Months

2011	2	11-2Q-1 Receive Unit 3 Control Rod Drive Mechanism latch housing/rod travel housing material at the fabricator	Control Rod Drive Mechanisms -Fabricator to Start Procurement of Long Lead Material - Unit 3	11-2Q	(+) 1 Month

2011	2	11-2Q-2 Complete Unit 2 Condenser shipment preparation at the fabricator	Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 2	11-4Q	(+) 6 Months

2011	3	11-3Q-2 Receive Unit 2 Steam Generator tubing at the fabricator	Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Tubing - Unit 2	11-1Q	(-) 6 Months

2011	3	11-3Q-3 Complete upper head welding on Unit 2 Pressurizer at the fabricator	Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	(-) 9 Months

2011	3	11-3Q-4 Complete Unit 3 Reactor Vessel closure head cladding at the fabricator	Reactor Vessel Fabricator Notice to Contractor of Closure Head Cladding Completion - Unit 3	12-1Q	(+) 5 Months

5

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2011	4	11-4Q-2 Complete fabrication of Unit 2 Reactor Coolant Pump stator core at the fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 2	11-3Q	(-) 1 Month

2011	4	11-4Q-3 Begin Unit 2 Reactor Vessel Internals welding of core shroud panel ring at the fabricator	Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	(-) 4 Months

2011	4	11-4Q-4 Complete 1st Unit 2 Steam Generator tubing installation at the fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 1st S/G Tubing Installation - Unit 2	11-2Q	(-) 6 Months

2011	4	11-4Q-5 Ship Unit 2 Reactor Coolant Loop pipe to site	Reactor Coolant Loop Pipe - Shipment of Equipment to Site - Unit 2	12-4Q	(+) 12 Months

2011	4	11-4Q-6 Ship Unit 2 Control Rod Drive Mechanism to site.	Control Rod Drive Mechanism - Ship Remainder of Equipment (Latch Assembly & Rod Travel Housing) to Head Supplier - Unit 2	11-4Q	(+) 1 Month

2011	4	11-4Q-7 Complete weld for Unit 2 Pressurizer lower shell to head at the fabricator	Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	(-) 12 Months

2011	4	11-4Q-8 Complete 2nd Steam Generator tubing instatallation for Unit 3 at the fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 2	11-2Q	(-) 6 Months

2012	1	12-1Q-1 Set module CA04 for Unit 2	N/A	11-4Q	(-) 4 Months

6

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2012	1	12-1Q-2 Complete post weld heat treat of 2nd tubesheet for Unit 2 Passive Residual Heat Removal Heat Exchanger	Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Final Post Weld Heat Treatment - Unit 2	10-2Q	(-) 19 Months

2012	1	12-1Q-3 Complete 1st tubesheet drilling for Unit 2 Passive Residual Heat Removal Heat Exchanger	Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Completion of Tubing - Unit 2	11-1Q	(-) 13 Months

2012	1	12-1Q-5 Complete preparations for Unit 3 Turbine Generator Condenser shipment	Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 3	13-3Q	(+) 17 Months

2012	2	12-2Q-2 Deliver Unit 2 Reactor Coolant Pump casings to the site	Reactor Coolant Pump Fabricator Delivery of Casings to Port of Export - Unit 2	12-1Q	(-) 1 Month

2012	2	12-2Q-3 Complete Unit 3 Reactor Coolant Pump stator core	Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 3	13-3Q	(+) 13 Months

2012	2	12-2Q-4 Receive core shell forging for Unit 3 Reactor Vessel	Reactor Vessel Fabricator Notice to Contractor of Receipt of Core Shell Forging - Unit 3	12-3Q	(+) 5 Months

2012	2	12-2Q-5 Complete Unit 3 Pressurizer cladding on bottom head	Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 3	13-1Q	(+) 8 Months

7

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2012	3	12-3Q-2 Complete 1st Unit Squib Valve factory operational test	Squib Valve Fabricator Notice to Contractor of Completion of Assembly and Test for Squib Valve Hardware - Unit 2	12-2Q	(-) 3 Months

2012	3	12-3Q-3 Complete Unit 3 Accumulator Tank hydrotest	Accumulator Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	12-4Q	(+) 5 Months

2012	4	12-4Q-1 Start containment large bore pipe supports for Unit 2	N/A	12-2Q	(-) 6 Months

2012	4	12-4Q-4 Complete 2nd Unit 3 Steam Generator tubing installation at fabricator	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 3	13-2Q	(+) 5 Months

2012	4	12-4Q-5 Complete 1st Unit 2 Steam Generator hydrotest at fabricator	Steam Generator Fabricator Notice to Contractor of Satisfactory Completion of 1st Steam Generator Hydrotest - Unit 2	12-2Q	(-) 7 Months

2013	1	13-1Q-2 Ship Unit 2 Passive Residual Heat Removal Heat Exchanger to site from fabricator	Passive Residual Heat Removal Heat Exchanger - Delivery of Equipment to Port of Entry - Unit 2	12-2Q	(-) 9 Months

2013	1	13-1Q-4 Ship Unit 2 Reactor Vessel Internals to site from fabricator	Deliver Reactor Vessel Internals to Port of Export - Unit 2	13-3Q	(+) 4 Months

2013	2	13-2Q-1 Set Unit 2 Containment Vessel	N/A	13-2Q	(+) 3 Months

8

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2013	2	13-2Q-2 Ship Unit 2 Steam Generator to site from fabricator	Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 2	13-1Q	(-) 1 Month

2013	2	13-2Q-4 Complete Unit 3 Pressurizer hydrotest at fabricator	Pressurizer Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	14-1Q	(+) 8 Months

2013	3	13-3Q-1 Set Unit 2 Reactor Vessel	N/A	13-2Q	(-) 2 Months

2013	3	13-3Q-2 Weld Unit 3 Steam Generator tubesheet to channel head	Steam Generator Fabricator Notice to Contractor of Completion of 2nd Channel Head to Tubesheet Assembly Welding - Unit 3	13-4Q	(+) 5 Months

2013	3	13-3Q-3 Complete Unit 3 Reactor Coolant Pump final stator assembly at fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 3	14-3Q	(+) 13 Months

2013	3	13-3Q-4 Ship Unit 2 Reactor Coolant Pumps to site from fabricator	Reactor Coolant Pump - Shipment of Equipment to Site (2 Reactor Coolant Pumps) - Unit 2	13-3Q	(+) 2 Months

2013	4	13-4Q-1 Set Unit 2 Steam Generator	N/A	13-3Q	(-) 3 Months

2013	4	13-4Q-3 Complete Unit 3 Reactor Vessel Internals to site from fabricator	Reactor Vessel Internals - Fabricator Start Perform Guide Tubes Free Path Test - Unit 3	15-2Q	(+) 16 Months

2013	4	13-4Q-4 Set Unit 2 Containment Vessel Bottom Head on basemat legs	N/A	13-3Q	(-) 3 Months

9

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2014	1	14-1Q-2 Complete Unit 3 Reactor Coolant Pump Factory Acceptance Test at fabricator	Reactor Coolant Pump Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 3	15-1Q	(+) 13 Months

2014	1	14-1Q-3 Ship Unit 3 Reactor Vessel Internals to site from fabricator	Deliver Reactor Vessel Internals to Port of Export - Unit 3	15-2Q	(+) 15 Months

2014	2	14-2Q-1 Complete welding of Unit 2 Passive Residual Heat Removal System piping	N/A	14-1Q	(-) 3 Months

2014	2	14-2Q-2 Ship Unit 3 Steam Generator to site from fabricator	Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 3	15-2Q	(+) 12 Months

2014	3	14-3Q-1 Set Unit 2 Polar Crane	N/A	14-2Q	(-) 5 Months

2014	3	14-3Q-2 Ship Unit 3 Reactor Coolant Pumps to site from fabricator	Reactor Coolant Pumps - Shipment of Equipment to Site - Unit 3	15-2Q	(+) 11 Months

2015	1	15-1Q-2 Complete Unit 2 Reactor Coolant System cold hydro	N/A	15-3Q	(+) 5 Months

2015	2	15-2Q-1 Activate class 1E DC power in Unit 2 Auxilary Building.	N/A	15-1Q	(-) 3 Months

2016	1	16-1Q-1 Unit 2 Substantial Completion	N/A	16-2Q	(+) 2 Months

2016	2	16-2Q-1 Set Unit 3 Reactor Vessel	N/A	15-4Q	(-) 12 Months

2016	3	16-3Q-1 Set Unit 3 Steam Generator #2	N/A	16-1Q	(-) 8 Months

10

Original Year	Original Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Terminology	Revised Year/Quarter	# of Months Delta (+/- Months) 09-1Q	Notes
2016	4	16-4Q-1 Set Unit 3 Pressurizer Vessel	N/A	16-2Q	(-) 8 Months

2017	1	17-1Q-1 Complete welding of Unit 3 Passive Residual Heat Removal System piping	N/A	16-2Q	(-) 6 Months

2017	2	17-2Q-1 Set Unit 3 polar crane	N/A	16-3Q	(-) 12 Months

2017	3	17-3Q-1 Start Unit 3 Shield Building roof slab rebar placement	N/A	17-1Q	(-) 6 Months

2017	4	17-4Q-1 Start Unit 3 Auxiliary Building electrical cable pulling	N/A	17-2Q	(-) 6 Months

2018	1	18-1Q-1 Activate Unit 3 Auxiliary Building class 1E DC power	N/A	17-2Q	(-) 10 Months

2018	2	18-2Q-1 Complete Unit 3 Reactor Coolant System cold hydro	N/A	18-1Q	(-) 4 Months

2018	2	18-2Q-1 Complete Unit 3 hot functional test	N/A	18-1Q	(-) 4 Months

2018	4	18-4Q-1 Begin Unit 3 full power operation	N/A	19-1Q	(-) 8 Months

2019	2	19-1Q-1 Unit 3 Substantial Completion	N/A	19-1Q	(-) 4 Months

11

APPENDIX 2

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

Appendix 2 is an updated and expanded version of the information contained in Exhibit F to the Combined Application Hearing Exhibit 16, EEB-1-P/C. The information contained in Appendix 2 has been updated or expanded to show:

1.             The actual expenditures on the project by plant cost category through the current period.

2.             The changes in capital costs reflecting the Company’s current forecast of expenditures on the project for each future period by plant cost category. In updating its cost projections the Company has used the current construction schedule for the project and the Commission-approved inflation indices as set forth in Appendix 5 to this report.

3.             The cumulative Construction Work in Progress for the project and the balance of Construction Work in Progress that is not yet reflected in revised rates.

4.             The current rate for calculating AFUDC computed as required under applicable FERC regulations.

Appendix 2

UPDATED and ANTICIPATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

		Actual		Projected
	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Plant Cost Categories
Fixed with No Adjustment
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment					CONFIDENTIAL
Actual Craft Wages
Non-Labor Costs
Time & Materials
Owners Costs

Total Unescalated Project Costs	3,787,863	21,723	97,467	325,271	391,175	441,357	610,095	604,431	463,355	375,415	259,009	105,000	93,565
Project Cost Escalation	1,493,807	—	3,409	22,491	59,733	97,578	199,487	260,563	247,902	231,848	200,092	84,192	86,512
Contingency(2007 $)	392,003	—	—	37,812	40,770	49,410	55,308	55,994	52,233	43,838	29,417	18,818	8,403
Contingency Escalation	167,323	—	—	2,775	6,999	12,922	19,523	24,632	28,098	27,522	22,993	15,608	6,251

Total Net Cash Flow	5,840,996	21,723	100,876	388,349	498,677	601,267	884,413	945,620	791,588	678,623	511,511	223,618	194,731

Transmission Projects
Total Unescalated Project Costs	308,591	—	27	555	1,502	3,043	4,864	9,947	24,850	37,443	43,451	81,739	101,171
Contingency	46,289	—	—	46	—	—	167	1,456	4,054	5,985	329	13,606	20,646
Escalation	363,699	—	2	74	342	855	1,967	5,824	18,518	33,952	40,937	105,024	156,204
Total Net Cash Flow	718,579	—	29	676	1,844	3,897	6,998	17,226	47,423	77,380	84,716	200,368	278,021

Total Project Cash Flow	6,559,576	21,723	100,905	389,024	500,521	605,164	891,411	962,846	839,011	756,003	596,227	423,986	472,752

Cumulative Project Cash Flow		21,723	122,629	511,653	1,012,174	1,617,339	2,508,750	3,471,596	4,310,607	5,066,610	5,662,837	6,086,824	6,559,576

AFUDC(Capitalized Interest)	315,739	645	3,496	15,973	23,979	28,098	36,328	45,517	45,035	39,297	25,923	22,789	28,659

Gross Construction	6,875,315	22,368	104,401	404,997	524,501	633,262	927,739	1,008,363	884,046	795,301	622,151	446,776	501,411

Construction Work in Process		22,368	126,770	531,766	1,056,267	1,689,529	2,617,268	3,625,631	4,509,677	5,304,977	5,927,128	6,373,904	6,875,315

CWIP Currently in Rates				65,961

June 30, 2009 Projected Incremental CWIP Not Currently in Rates				199,201

Notes:
Current Period AFUDC rate applied	8.08%

The AFUDC rate applied is the current SCE&G rate. AFUDC rates can vary with changes in market interest rates, SCE&G’s embedded cost of capital, capitalization ratios, construction work in process, and SCE&G’s short-term debt outstanding.

APPENDIX 3

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

For comparison purposes, Appendix 3 provides an original version of Exhibit F to the Combined Application Hearing Exhibit 16, EEB-1-P/C. It contains the original Cumulative Project Cash Flow for the project which was approved by the Commission, as the Approved Capital Cost of the Units, pursuant to S.C. Code Ann. § 58-33-270(B)(2), but subject to revision for escalation, changes in AFUDC rates and amounts, capital cost scheduling contingencies and other contingency adjustments as authorized in Order No. 2009-104A.

Appendix 3

EXHIBIT F, Chart A to Combined Application

Docket 2008-196-E

ANTICIPATED CONSTRUCTION SCHEDULE

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Plant Cost Categories
Fixed with No Adjustment
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment					CONFIDENTIAL
Actual Craft Wages
Non-Labor Costs
Time & Materials
Owners Costs

Total Unescalated Project Costs	3,787,863	21,473	168,471	395,303	517,524	533,119	525,685	504,453	425,797	293,457	206,690	126,733	69,158
Project Cost Escalation	1,098,590	—	4,080	32,529	72,881	103,707	137,905	172,041	180,354	143,984	123,017	82,462	45,630
Contingency(2007 $)	392,004	—	9,968	27,844	40,770	49,411	55,308	55,994	52,233	43,838	29,417	18,818	8,403
Contingency Escalation	132,610	—	307	2,494	6,017	10,324	15,360	19,555	22,237	21,488	17,503	12,204	5,121

Total Net Cash Flow	5,411,067	21,473	182,826	458,170	637,192	696,561	734,258	752,043	680,621	502,767	376,627	240,217	128,312

Transmission Projects
Total Unescalated Project Costs	308,591	—	—	308	—	—	1,111	9,707	27,029	39,903	2,192	90,704	137,637
Contingency	46,289	—	—	46	—	—	167	1,456	4,054	5,985	329	13,606	20,646
Escalation	283,140	—	—	24	—	—	388	4,392	15,199	27,126	1,765	85,213	149,033
Total Net Cash Flow	638,020	—	—	378	—	—	1,666	15,555	46,282	73,014	4,286	189,523	307,316

Total Project Cash Flow	6,049,087	21,473	182,826	458,548	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628

Cumulative Project Cash Flow		21,473	204,299	662,847	1,300,039	1,996,600	2,732,524	3,500,122	4,227,025	4,802,806	5,183,719	5,613,459	6,049,087

AFUDC(Capitalized Interest)	264,289	645	5,204	17,292	24,459	31,461	34,135	34,466	33,650	28,726	13,395	17,577	23,279

Gross Construction	6,313,376	22,118	188,030	475,840	661,651	728,022	770,059	802,064	760,553	604,507	394,308	447,317	458,907

Construction Work in Process		22,118	210,148	685,988	1,347,639	2,075,661	2,845,720	3,647,784	4,408,337	5,012,844	5,407,152	5,854,469	6,313,376

Notes:
AFUDC rate applied	5.52%

The AFUDC rate applied is the current SCE&G rate. AFUDC rates can vary with changes in market interest rates, SCE&G’s embedded cost of capital, capitalization ratios, construction work in process, and SCE&G’s short-term debt outstanding.

APPENDIX 4

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

Chart A of Appendix 4 sets forth a schedule showing the Cumulative Project Cash Flow approved by the Commission for each year of the project, as adjusted for inflation and approved contingencies. The Cumulative Project Cash Flow target as approved in Order No. 2009-104A and as updated for escalation and other Commission-approved adjustments is found under the heading “Per Order 2009-104A Adjusted.” The adjustments reflect:

1.                                       Changes in inflation indices.

2.                                       Changes in the timing of capital costs based on the use of the Cost Rescheduling contingencies authorized by the Commission

3.                                       Budget Carry-forward Adjustments used, where appropriate to track the effect of lower-than-expected cumulative costs on the future cumulative cash flow of the project.

4.                                       Carry forward of unused contingencies from prior years and contingency timing adjustments related to the acceleration of capital costs as authorized by the Commission.

Chart A of Appendix 4 also shows the cumulative cash flow for the project based on actual expenditures to date and the current construction schedule and forecast of year-by-year cost and going forward. This information is found under the heading “Actual Through March, 2009, plus Projected.” This part of Appendix 4, Chart A contains the same information that is presented in Appendix 2 but unlike Appendix 2, it shows plant and transmission contingencies as a single pool of funds as was envisioned in Order No. 2009-104A.

Chart B of Appendix 4 provides a comparison of the adjusted Cumulative Project Cash Flow target for the project with the actual and forecasted cash flow for the project. This section Chart A of Appendix 4 also shows the cumulative contingency available to cover any amount by which the actual or forecasted expenditure is greater than the approved target expenditure during any year.

Chart C of Appendix 4 provides a year-by-year schedule of available contingency funds as well as their actual or anticipated use, and carry forward of unused amounts.

Appendix 4, Chart A

RESTATED and UPDATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Per Order 2009 104-A Adjusted

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Annual Project Cash Flow(per order)	6,049,087	21,473	182,826	458,548	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628
Capital Cost Rescheduling Contingency		—	—	—	—	—	—	—	—	—	—	—	—
Budget Carry-Forward Adjustment
Contingency Pool Timing Adjustment	—	—	(9,968)	9,968	—	—	—	—	—	—	—	—	—
Net	6,049,087	21,473	172,858	468,516	637,192	696,561	735,924	767,598	726,903	575,781	380,913	429,740	435,628

Adjusted for Change in Escalation	6,441,451	21,473	171,425	464,188	648,618	722,717	775,578	815,285	782,085	629,661	424,424	484,456	501,541

Cumulative Project Cash Flow (Target)		21,473	192,898	657,086	1,305,704	2,028,421	2,803,999	3,619,284	4,401,369	5,031,030	5,455,454	5,939,910	6,441,451

Actual through March, 2009 plus Projected

Plant Cost Categories

		Actual		Projected
	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Fixed with No Adjustment
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment
Actual Craft Wages	CONFIDENTIAL
Non-Labor Costs
Time & Materials
Owners Costs
Transmission Projects

Total Base Project Costs(2007 $)	4,096,455	21,723	97,494	325,826	392,677	444,400	614,959	614,378	488,205	412,858	302,460	186,739	194,736
Total Project Contingency(2007 $)	438,291	—	—	37,858	40,770	49,410	55,475	57,450	56,287	49,823	29,746	32,424	29,049
Total Project Commitment(2007 $)	4,534,746	21,723	97,494	363,684	433,447	493,810	670,434	671,828	544,492	462,681	332,206	219,162	223,785

Total Project Escalation	2,024,830	—	3,411	25,340	67,074	111,355	220,977	291,019	294,518	293,322	264,022	204,824	248,967

Total Revised Project Cash Flow	6,559,576	21,723	100,905	389,024	500,521	605,164	891,411	962,846	839,011	756,003	596,227	423,986	472,752

Cumulative Project Cash Flow (Revised)		21,723	122,629	511,653	1,012,174	1,617,339	2,508,750	3,471,596	4,310,607	5,066,610	5,662,837	6,086,824	6,559,576

Appendix 4, Chart B

RESTATED and UPDATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Project Cash Flow Target	6,441,451	21,473	171,425	464,188	648,618	722,717	775,578	815,285	782,085	629,661	424,424	484,456	501,541

Total Revised Project Cash Flow	6,559,576	21,723	100,905	389,024	500,521	605,164	891,411	962,846	839,011	756,003	596,227	423,986	472,752

Comparison of Revised Cash Flow to Target

Year over Year Change	118,125	250	(70,520)	(75,164)	(148,097)	(117,553)	115,833	147,561	56,926	126,342	171,803	(60,470)	(28,789)

Cumulative Revised Project Cash Flow		21,723	122,629	511,653	1,012,174	1,617,339	2,508,750	3,471,596	4,310,607	5,066,610	5,662,837	6,086,824	6,559,576

Cumulative Project Cash Flow(Target)		21,473	192,898	657,086	1,305,704	2,028,421	2,803,999	3,619,284	4,401,369	5,031,030	5,455,454	5,939,910	6,441,451

Over/(Under)-Before Contingency		250	(70,269)	(145,433)	(293,530)	(411,082)	(295,249)	(147,688)	(90,762)	35,580	207,383	146,914	118,125

Projected Cumulative Available Contingency		—	—	37,858	78,628	128,038	183,513	240,963	297,250	347,073	376,819	409,243	438,291

Cumulative Use of Contingency				—	—	—	—	—	—	35,580	207,383	146,914	118,125

Projected Net Contingency Available		—	—	37,858	78,628	128,038	183,513	240,963	297,250	311,493	169,436	262,329	320,167

Appendix 4, Chart C

Contingency Schedule

(Thousands of $)

		Actual	Projected
	Total	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018

Original Projected Contingency	438,293	9,968	27,890	40,770	49,411	55,475	57,450	56,287	49,823	29,746	32,424	29,049

Contingency Pool Timing Adjustment	—	(9,968)	9,968	—	—	—	—	—	—	—	—	—

Revised Forecast	438,293	—	37,858	40,770	49,411	55,475	57,450	56,287	49,823	29,746	32,424	29,049

Cumulative Contingency Available		—	37,858	78,628	128,039	183,514	240,964	297,251	347,074	376,820	409,244	438,293

Application of Contingency	118,125	—	—	—	—	—	—	—	35,580	171,803	(60,470)	(28,789)

Cumulative Use of Contingency		—	—	—	—	—	—	—	35,580	207,383	146,914	118,125

Cumulative Net Contingency Available		—	37,858	78,628	128,039	183,514	240,964	297,251	311,494	169,437	262,330	320,168

APPENDIX 5

V. C. Summer Nuclear Station Units 2 & 3

Quarterly Report to the South Carolina Office of Regulatory Staff

Submitted by South Carolina Electric & Gas Company

Pursuant to Public Service Commission Order No. 2009-104A

Quarter Ending March 31, 2009

Appendix 5 shows the changes in the inflation indices approved in Order No. 2009-104A. Included is a ten year history of the Handy Whitman All Steam Index, South Atlantic Region; the Handy Whitman All Steam and Nuclear Index, South Atlantic Region; Handy Whitman All Transmission Plant Index, South Atlantic Region; and the Chained GDP Index. The change in the relevant indices from the Combined Application is also provided.

Quarterly Report: 3/09

Appendix 5, Chart A

Inflation Indices, Chart A

HW All Steam Generation Plant Index, January 2009

Year	Index	Yr/Yr change	Three year Average	Five Year Average	Ten Year Average
2009	543	4.83%	7.19%	7.19%	4.9%
2008	518	8.14%	7.50%	6.65%	4.5%
2007	479	8.62%	7.66%	5.51%
2006	441	5.76%	5.49%	4.17%
2005	417	8.59%	4.39%	4.08%
2004	384	2.13%	2.17%	2.65%
2003	376	2.45%	3.22%	2.35%
2002	367	1.94%	2.90%
2001	360	5.26%	2.45%
2000	342	1.48%
1999	337	0.60%
1998	335

	BLRA Filing Jul-07	Update Jan-09

HW All Steam Index:
One year	7.68%	4.83%
Five Year	5.74%	7.19%

Appendix 5, Chart B

Inflation Indices, Chart B

HW All Steam and Nuclear Generation Plant Index, January 2009

Year	Index	Yr/Yr change	Three year Average	Five Year Average	Ten Year Average
2009	542	4.84%	7.21%	7.20%	4.9%
2008	517	7.93%	7.52%	6.66%	4.5%
2007	479	8.86%	7.75%	5.57%
2006	440	5.77%	5.51%	4.19%
2005	416	8.62%	4.40%	4.09%
2004	383	2.13%	2.18%	2.66%
2003	375	2.46%	3.23%	2.35%
2002	366	1.95%	2.91%
2001	359	5.28%	2.46%
2000	341	1.49%
1999	336	0.60%
1998	334

	BLRA Filing Jul-07	Update Jan-09

HW All Steam/Nuclear Index:
One year	7.69%	4.84%
Five Year	5.75%	7.20%

Appendix 5, Chart C

Inflation Indices, Chart C

HW All Transmission Plant Inex, January 2009

Year	Index	Yr/Yr change	Three year Average	Five Year Average	Ten Year Average
2009	580	7.4%	8.1%	8.60%	5.5%
2008	540	7.8%	8.5%	7.71%	4.7%
2007	501	9.2%	9.3%	6.1%	3.9%
2006	459	8.5%	7.2%	4.8%
2005	423	10.2%	4.3%	4.5%
2004	384	2.9%	1.7%	2.3%
2003	373	-0.3%	3.1%	1.7%
2002	374	2.5%	3.0%
2001	365	7.0%	2.1%
2000	341	-0.6%
1999	343	-0.3%
1998	344

	BLRA
	Filing	Update
	Jul-07	Jan-09

HW All Transmission Plant Index
One year	8.82%	7.41%
Five Year	6.86%	8.60%

Appendix 5

Inflation Indices, Chart D

GDP Chained Price Index, 2008

SERIESTYPE	UNIT	SHORT LABEL	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Chained Price Index—Gross Domestic Product
U.S. Macro - 10 Year Baseline	(2000=100)	Chained price index-gross domestic product, Source: BEA, Units: Index- 2000=10	96.48	97.87	100.00	102.40	104.19	106.41	109.46	113.04	116.68	119.82	122.50
Annual Percent change				1.44%	2.18%	2.40%	1.75%	2.13%	2.87%	3.27%	3.22%	2.69%	2.24%
3-Year Annual Percent change							2.11%	2.09%	2.25%	2.75%	3.12%	3.06%	2.72%
5-Year Annual Percent change									2.26%	2.48%	2.64%	2.83%	2.86%
10-Year Annual Percent change													2.42%
Consumer Price Index, All-Urban
U.S. Macro - 10 Year Baseline	Index	Consumer price index, all-urban, Source: BLS, Units; - 1982-84=1.00	1.63	1.67	1.72	1.77	1.80	1.84	1.89	1.95	2.02	2.07	2.15
Percent change				2.19%	3.37%	2.82%	1.60%	2.30%	2.67%	3.37%	3.23%	2.86%	3.69%
3-Year Annual Percent change							2.59%	2.24%	2.19%	2.78%	3.09%	3.15%	3.26%
5-Year Annual Percent change									2.55%	2.55%	2.63%	2.88%	3.16%
10-Year Annual Percent change													2.81%
Producer Price Index—Finished Goods
U.S. Macro - 10 Year Baseline	(1982=1.0)	Producer price index-finihsed goods, Source: BLS, Units: index- 1982=1.0	1.31	1.33	1.38	1.41	1.39	1.43	1.48	1.56	1.60	1.67	1.77
Percent change				1.82%	3.76%	1.94%	-1.30%	3.18%	3.62%	4.85%	2.95%	3.92%	6.25%
3-Year Annual Percent change							1.44%	1.26%	1.81%	3.88%	3.81%	3.91%	4.37%
5-Year Annual Percent change									2.22%	2.44%	2.64%	3.70%	4.31%
10-Year Annual Percent change													3.08%

	BLRA
	Filling	Update
	Jul-07	Dec-08

GDP Chained Price Index
One year	2.66%	2.24%
Five Year	2.81%	2.86%

Exhibit 2

Updated Milestone Description	Revised Completion Date	Actual Completion Date

08-2Q-1 Approve Engineering, Procurement and Construction Agreement	5/23/2008	5/23/2008

08-2Q-2 Issue P.O.’s to nuclear component fabricators for Units 2 and 3 Containment Vessels	12/3/2008	12/3/2008

08-2Q-2 Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - First Payment - Unit 2	8/31/2008	8/31/2008

08-2Q -2 Contractor Issue PO to Accumulator Tank Fabricator - Unit 2	7/31/2008	7/31/2008

08-2Q-2 Contractor Issue PO to Core Makeup Tank Fabricator - Units 2 & 3	9/30/2008	9/30/2008

08-2Q-2 Contractor Issue PO to Squib Valve Fabricator - Units 2 & 3	3/31/2009	3/31/2009

08-2Q-2 Contractor Issue PO to Steam Generator Fabricator - Units 2 & 3	6/30/2008	6/30/2008

08-2Q-2 Contractor Issue Long Lead Material PO to Reactor Coolant Pump Fabricator - Units 2 & 3	6/30/2008	6/30/2008

08-2Q-2 Contractor Issue PO to Pressurizer Fabricator - Units 2 & 3	8/31/2008	8/31/2008

08-2Q-2 Contractor Issue PO to Reactor Coolant Loop Pipe Fabricator - First Payment - Units 2 & 3	6/30/2008	6/30/2008

08-2Q-2 Reactor Vessel Internals - Issue Long Lead Material PO to Fabricator - Units 2 and 3	11/21/2008	11/21/2008

Based on April 1, 2009 Performance

Measurement Baseline Schedule

1

Updated Milestone Description	Revised Completion Date	Actual Completion Date

08-2Q-2 Contractor Issue Long Lead Material PO to Reactor Vessel Fabricator - Units 2 & 3	6/30/2008	6/30/2008

08-2Q-2 Contractor Issue PO to Integrated Head Package Fabricator - Units 2 & 3	7/31/2009

08-2Q-2 Control Rod Drive Mechanism Issue PO for Long Lead Material to Fabricator - Units 2 and 3 - first payment	6/21/2008	6/21/2008

08-2Q-2 Issue P.O.’s to nuclear component fabricators for Nuclear Island structural CA20 Modules	7/31/2009

08-3Q-1 Start Site Specific and balance of plant detailed design	9/11/2007	9/11/2007

08-3Q-2 Instrumentation & Control Simulator - Contractor Place Notice to Proceed - Units 2 & 3	10/31/2008	10/31/2008

08-3Q-3 Steam Generator - Issue Final PO to Fabricator for Units 2 and 3	6/30/2008	6/30/2008

08-3Q-3 Reactor Vessel Internals - Contractor Issue PO for Long Lead Material (Heavy Plate and Heavy Forgings) to Fabricator - Units 2 & 3	1/31/2010

08-3Q-3 Contractor Issue Final PO to Reactor Vessel Fabricator - Units 2 & 3	9/30/2008	9/30/2008

08-3Q-4 Variable Frequency Drive Fabricator Issue Transformer PO - Units 2 & 3	4/30/2009

08-4Q-1 Start clearing, grubbing and grading	1/26/2009	1/26/2009

2

Updated Milestone Description	Revised Completion Date	Actual Completion Date

08-4Q-2 Core Makeup Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	10/31/2008	10/31/2008

08-4Q-2 Acumulator Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	10/31/2008	10/31/2008

08-4Q-2 Pressurizer Fabricator Issue Long Lead Material PO - Units 2 & 3	10/31/2008	10/31/2008

08-4Q-2 Reactor Coolant Loop Pipe - Contractor Issue PO to Fabricator - Second Payment - Units 2 & 3	4/30/2009

08-4Q-2 Integrated Head Package - Issue PO to Fabricator - Units 2 and 3 - second payment	7/31/2009

08-4Q-2 Control Rod Drive Mechanisms - Contractor Issue PO for Long Lead Material to Fabricator - Units 2 & 3	6/30/2008	6/30/2008

08-4Q-2 Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - Second Payment - Units 2 & 3	10/31/2008	10/31/2008

09-1Q-1 Start Parr Road intersection work.	2/13/2009	2/13/2009

09-1Q-2 Reactor Coolant Pump - Issue Final PO to Fabricator - Units 2 and 3	6/30/2008	6/30/2008

09-1Q-3 Integrated Heat Packages Fabricator Issue Long Lead Material PO - Units 2 & 3	10/31/2009

09-1Q-4 Design Finalization Payment 3	1/31/2009	1/31/2009

3

Updated Milestone Description	Revised Completion Date	Actual Completion Date

09-2Q-1 Start site development	6/23/2009	6/23/2009

09-2Q-2 Contractor Issue PO to Turbine Generator Fabricator - Units 2 & 3	2/28/2009	2/17/2009

09-2Q-2 Contractor Issue PO to Main Transformers Fabricator - Units 2 & 3	9/30/2009

09-2Q-3 Core Makeup Tank Fabricator Notice to Contractor Receipt of Long Lead Material - Units 2 & 3	11/30/2010

09-2Q-4 Design Finalization Payment 4	4/30/2009

09-3Q-1 Turbine Generator Fabricator Issue PO for Condenser Material - Unit 2	8/31/2009

09-3Q-2 Reactor Coolant Pump Fabricator Issue Long Lead Material Lot 2 - Units 2 & 3	4/30/2009

09-3Q-2 Passive Residual Heat Removal Heat Exchanger Fabricator Receipt of Long Lead Material - Units 2 & 3	5/31/2010

09-3Q-3 Design Finalization Payment 5	7/31/2009

09-4Q-1 Start erection of construction buildings, to include craft facilities for personnel, tools, equipment; first aid facilities; field offices for site management and support personnel; temporary warehouses; and construction hiring office.

10/9/2009

09-4Q-2 Reactor Vessel Fabricator Notice to Contractor of Receipt of Flange Nozzle Shell Forging - Unit 2	7/31/2009

4

Updated Milestone Description	Revised Completion Date	Actual Completion Date

09-4Q-3 Design Finalization Payment 6	10/31/2009

09-4Q-4 Instrumentation and Control Simulator - Contractor Issue PO to Subcontractor for Radiation Monitor System - Units 2 & 3	12/31/2009

10-1Q-1 Reactor Vessel Internals - Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	6/30/2011

10-1Q-2 Turbine Generator Fabricator Issue PO for Moisture Separator Reheater/Feedwater Heater Material - Unit 2	4/30/2010

10-1Q-3 Reactor Coolant Loop Pipe Fabricator Acceptance of Raw Material - Unit 2	4/30/2010

10-2Q-1 Reactor Vessel Internals - Fabricator Start Weld Neutron Shield Spacer Pads to Assembly - Unit 2	10/31/2011

10-2Q-2 Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 2	6/30/2009

10-2Q-3 Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 2	11/30/2010

10-3Q-1 Start excavation and foundation work for the standard plant for Unit 2	3/15/2010

10-3Q-2 Steam Generator Fabricator Notice to Contractor of Receipt of 2nd Steam Generator Tubesheet Forging - Unit 2	2/28/2010

10-3Q-3 Reactor Vessel Fabricator Notice to Contractor of Outlet Nozzle Welding to Flange Nozzle Shell Completion - Unit 2	2/28/2010

5

Updated Milestone Description	Revised Completion Date	Actual Completion Date

10-3Q-4 Turbine Generator Fabricator Notice to Contractor Condenser Fabrication Started - Unit 2	5/31/2010

10-4Q-1 Complete preparations for receiving the first module on site for Unit 2.	8/18/2010

10-4Q-2 Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Transition Cone Forging - Unit 2	4/30/2010

10-4Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Manufacturing of Casing Completion - Unit 2	11/30/2010

10-4Q-4 Reactor Coolant Loop Pipe Fabricator Notice to Contractor of Machining, Heat Treating & Non-Destructive Testing Completion - Unit 2	12/31/2010

11-1Q-1 Core Makeup Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 2	5/31/2011

11-1Q-2 Polar Crane Fabricator Issue PO for Main Hoist Drum and Wire Rope - Units 2 & 3	2/28/2011

11-2Q-1 Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 3	6/30/2011

11-2Q-2 Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 2	10/31/2011

11-3Q-1 Start placement of mud mat for Unit 2	7/14/2011

11-3Q-2 Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Tubing - Unit 2	1/31/2011

6

Updated Milestone Description	Revised Completion Date	Actual Completion Date

11-3Q-3 Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10/31/2010

11-3Q-4 Reactor Vessel Fabricator Notice to Contractor of Closure Head Cladding Completion - Unit 3	2/28/2012

11-4Q-1 Begin Unit 2 first nuclear concrete placement	10/3/2011

11-4Q-2 Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 2	9/30/2011

11-4Q-3 Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	6/30/2011

11-4Q-4 Steam Generator Fabricator Notice to Contractor of Completion of 1st Steam Generator Tubing Installation - Unit 2	5/31/2011

11-4Q-5 Reactor Coolant Loop Pipe - Shipment of Equipment to Site - Unit 2	12/31/2012

11-4Q-6 Control Rod Drive Mechanism - Ship Remainder of Equipment (Latch Assembly & Rod Travel Housing) to Head Supplier - Unit 2	12/31/2011

11-4Q-7 Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10/31/2010

11-4Q-8 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 2	6/30/2011

7

Updated Milestone Description	Revised Completion Date	Actual Completion Date

11-4Q-9 Design Finalization Payment 14	10/31/2011

12-1Q-1 Set module CA04 for Unit 2	1/27/2012

12-1Q-2 Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Final Post Weld Heat Treatment - Unit 2	6/30/2010

12-1Q-3 Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Completion of Tubing - Unit 2	1/31/2011

12-1Q-4 Polar Crane Fabricator Notice to Contractor of Girder Fabrication Completion - Unit 2	2/28/2012

12-1Q-5 Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 3	8/31/2013

12-2Q-1 Set Containment Vessel ring #1 for Unit 2	4/3/2012

12-2Q-2 Reactor Coolant Pump Fabricator Delivery of Casings to Port of Export - Unit 2	3/31/2012

12-2Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 3	8/31/2013

12-2Q-4 Reactor Vessel Fabricator Notice to Contractor of Receipt of Core Shell Forging - Unit 3	9/30/2012

12-2Q-5 Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 3	1/31/2013

8

Updated Milestone Description	Revised Completion Date	Actual Completion Date

12-3Q-1 Set Nuclear Island structural module CA03 for Unit 2	8/30/2012

12-3Q-2 Squib Valve Fabricator Notice to Contractor of Completion of Assembly and Test for Squib Valve Hardware - Unit 2	5/31/2012

12-3Q-3 Accumulator Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	12/31/2012

12-3Q-4 Polar Crane Fabricator Notice to Contractor of Electric Panel Assembly Completion - Unit 2	7/31/2012

12-4Q-1 Start containment large bore pipe supports for Unit 2	4/9/2012

12-4Q-2 Integrated Head Package - Shipment of Equipment to Site - Unit 2	10/31/2012

12-4Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 2	11/30/2012

12-4Q-4 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 3	5/31/2013

12-4Q-5 Steam Generator Fabricator Notice to Contractor of Satisfactory Completion of 1st Steam Generator Hydrotest - Unit 2	5/31/2012

13-1Q-1 Start concrete fill of Nuclear Island structural modules CA01 and CA02 for Unit 2	2/26/2013

9

Updated Milestone Description	Revised Completion Date	Actual Completion Date

13-1Q-2 Passive Residual Heat Removal Heat Exchanger - Delivery of Equipment to Port of Entry - Unit 2	4/30/2012

13-1Q-3 Refueling Machine Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 2	2/28/2013

13-1Q-4 Deliver Reactor Vessel Internals to Port of Export - Unit 2	7/31/2013

13-2Q-1 Set Unit 2 Containment Vessel Ring # 3	4/17/2013

13-2Q-2 Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 2	3/31/2013

13-2Q-3 Turbine Generator Fabricator Notice to Contractor Turbine Generator Ready to Ship - Unit 2	4/30/2013

13-2Q-4 Pressurizer Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	2/28/2014

13-2Q-5 Polar Crane - Shipment of Equipment to Site - Unit 2	5/31/2013

13-2Q-6 Receive Unit 2 Reactor Vessel on site from fabricator	5/20/2013

13-3Q-1 Set Unit 2 Reactor Vessel	6/18/2013

13-3Q-2 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Channel Head to Tubesheet Assembly Welding - Unit 3	12/31/2013

10

Updated Milestone Description	Revised Completion Date	Actual Completion Date

13-3Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 3	8/31/2014

13-3Q-4 Reactor Coolant Pump - Shipment of Equipment to Site (2 Reactor Coolant Pumps) - Unit 2	9/30/2013

13-3Q-5 Place first nuclear concrete for Unit 3	8/1/2013

13-4Q-1 Set Unit 2 Steam Generator	9/9/2013

13-4Q-2 Main Transformers Ready to Ship - Unit 2	9/30/2013

13-4Q-3 Complete Unit 3 Steam Generator Hydrotest at fabricator*	2/28/2014

13-4Q-4 Set Unit 2 Containment Vessel Bottom Head on basemat legs	11/21/2011

14-1Q-1 Set Unit 2 Pressurizer Vessel	1/24/2014

14-1Q-2 Reactor Coolant Pump Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 3	2/28/2015

14-1Q-3 Deliver Reactor Vessel Internals to Port of Export - Unit 3	6/30/2015

11

Updated Milestone Description	Revised Completion Date	Actual Completion Date

14-1Q-4 Main Transformers Fabricator Issue PO for Material - Unit 3	4/30/2014

14-2Q-1 Complete welding of Unit 2 Passive Residual Heat Removal System piping	3/19/2014

14-2Q-2 Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 3	4/30/2015

14-2Q-3 Refueling Machine - Shipment of Equipment to Site - Unit 3	5/31/2014

14-3Q-1 Set Unit 2 Polar Crane	4/3/2014

14-3Q-2 Reactor Coolant Pumps - Shipment of Equipment to Site - Unit 3	6/30/2015

14-3Q-3 Main Transformers Ready to Ship - Unit 3	9/30/2014

14-4Q-1 Spent Fuel Strorage Rack - Shipment of Last Rack Module - Unit 3	12/31/2014

15-1Q-1 Start electrical cable pulling in Unit 2 Auxillary Building	12/26/2014

15-1Q-2 Complete Unit 2 Reactor Coolant System cold hydro	8/3/2015

15-2Q-1 Activate class 1E DC power in Unit 2 Auxilary Building.	3/5/2015

12

Updated Milestone Description	Revised Completion Date	Actual Completion Date

15-3Q-1 Complete Unit 2 hot functional test.	9/21/2015

15-3Q-2 Install Unit 3 ring 3 for containment vessel	7/30/2015

15-4Q-1 Load Unit 2 nuclear fuel	10/28/2015

16-1Q-1 Unit 2 Substantial Completion	4/1/2016

16-2Q-1 Set Unit 3 Reactor Vessel	10/1/2015

16-3Q-1 Set Unit 3 Steam Generator #2	12/22/2015

16-4Q-1 Set Unit 3 Pressurizer Vessel	5/16/2016

17-1Q-1 Complete welding of Unit 3 Passive Residual Heat Removal System piping	6/20/2016

17-2Q-1 Set Unit 3 polar crane	7/18/2016

17-3Q-1 Start Unit 3 Shield Building roof slab rebar placement	1/16/2017

17-4Q-1 Start Unit 3 Auxiliary Building electrical cable pulling	4/6/2017

13

Updated Milestone Description	Revised Completion Date	Actual Completion Date

18-1Q-1 Activate Unit 3 Auxiliary Building class 1E DC power	6/9/2017

18-2Q-1 Complete Unit 3 Reactor Coolant System cold hydro	1/1/2018

18-2Q-1 Complete Unit 3 hot functional test	2/15/2018

18-3Q-1 Complete Unit 3 nuclear fuel load	7/31/2018

18-4Q-1 Begin Unit 3 full power operation	10/31/2018

19-1Q-1 Unit 3 Substantial Completion	1/1/2019

*13-4Q-3 This Milestone was incorrect in the May 2009 filing due to a transposition error. It has been corrected to reflect the original BLRA Milestone.

14

Exhibit 3

RESTATED and UPDATED CONSTRUCTION EXPENDITURES

(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Per Order 2009 104-A Adjusted

		Actual		Projected
Plant Cost Categories	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Fixed with No Adjustment
Firm with Fixed Adjustment A
Firm with Fixed Adjustment B
Firm with Indexed Adjustment	CONFIDENTIAL
Actual Craft Wages
Non-Labor Costs
Time & Materials
Owners Costs
Transmission Projects	718,579	—	29	676	1,844	3,897	6,998	17,226	47,423	77,380	84,716	200,368	278,021

Total Base Project Costs(2007 $)	4,096,455	21,723	97,494	325,826	392,677	444,400	614,959	614,378	488,205	412,858	302,460	186,739	194,736
Total Project Contingency(2007 $)	438,291	—	—	37,858	40,770	49,410	55,475	57,450	56,287	49,823	29,746	32,424	29,049
Total Project Commitment(2007$)	4,534,746	21,723	97,494	363,684	433,447	493,810	670,434	671,828	544,492	462,681	332,206	219,162	223,785

Total Project Escalation	2,024,830	—	3,411	25,340	67,074	111,355	220,977	291,019	294,518	293,322	264,022	204,824	248,967

Total Revised Project Cash Flow	6,559,576	21,723	100,905	389,024	500,521	605,164	891,411	962,846	839,011	756,003	596,227	423,986	472,752

Cumulative Project Cash Flow(Revised)		21,723	122,629	511,653	1,012,174	1,617,339	2,508,750	3,471,596	4,310,607	5,066,610	5,662,837	6,086,824	6,559,676

AFUDC(Capitalized Interest)	315,739	645	3,496	15,973	23,979	28,098	36,328	45,517	45,035	39,297	25,923	22,789	28,659

Construction Work in Process		22,368	126,770	531,766	1,056,267	1,689,529	2,617,268	3,625,631	4,509,677	5,304,977	5,927,128	6,373,904	6,875,315

EXHIBIT 4

Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2008	2	08-2Q-1 Approve Engineering, Procurement and Construction Agreement		N/A	No	No

2008	2

08-2Q-2 Issue Purchase Orders to nuclear component fabricators for Units 2 and 3 Containment Vessels, Passive Residual Heat Removal Heat Exchangers, Accumulator Tanks, Core Makeup Tanks, Squib Valves, Steam Generators, Reactor Coolant Pumps, Pressurizer Vessels, Reactor Coolant Loop Hot Leg A Piping, Reactor Vessel Internals, Reactor Vessels, Reactor Integrated Head Packages, Control Rod Drive Mechanisms and Nuclear Island structural CA20 Modules

			08-2Q-2 Issue P.O.’s to nuclear component fabricators for Units 2 and 3 Containment Vessels	08-4Q	No	No

			08-2Q-2 Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - First Payment - Unit 2	08-3Q	No	No

			08-2Q-2 Contractor Issue PO to Accumulator Tank Fabricator - Unit 2	08-3Q	No	No

			08-2Q-2 Contractor Issue PO to Core Makeup Tank Fabricator - Units 2 & 3	08-3Q	No	No

			08-2Q-2 Contractor Issue PO to Squib Valve Fabricator - Units 2 & 3	09-1Q	No	No

			08-2Q-2 Contractor Issue PO to Steam Generator Fabricator - Units 2 & 3	08-2Q	No	No

			08-2Q-2 Contractor Issue Long Lead Material PO to Reactor Coolant Pump Fabricator -Units 2 & 3	08-2Q	No	No

			08-2Q-2 Contractor Issue PO to Pressurizer Fabricator - Units 2 & 3	08-3Q	No	No

Based on April 1, 2009 Performance

Measurement Baseline Schedule

1

Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

			08-2Q-2 Contractor Issue PO to Reactor Coolant Loop Pipe Fabricator - First Payment - Units 2 & 3	08-2Q	No	No

			08-2Q-2 Reactor Vessel Internals - Issue Long Lead Material PO to Fabricator - Units 2 and 3	08-4Q	No	No

			08-2Q-2 Contractor Issue Long Lead Material PO to Reactor Vessel Fabricator - Units 2 & 3	08-2Q	No	No

			08-2Q-2 Contractor Issue PO to Integrated Head Package Fabricator - Units 2 & 3	09-3Q	No	No

			08-2Q-2 Control Rod Drive Mechanism Issue PO for Long Lead Material to Fabricator - Units 2 and 3 - first payment	08-2Q	No	No

			08-2Q-2 Issue P.O.’s to nuclear component fabricators for Nuclear Island structural CA20 Modules	09-3Q	No	No

2008	3	08-3Q-1 Start Site Specific and balance of plant detailed design		08-2Q	No	No

2008	3	08-3Q-2 Issue PO and submit payment to fabricator via Westinghouse for Units 2 and 3 Simulators	08-3Q-2 Instrumentation & Control Simulator - Contractor Place Notice to Proceed - Units 2 & 3	08-4Q	No	No

2

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2008	3	08-3Q-3 Issue final PO’s and submit payments to fabricators via Westinghouse for Units 2 and 3 Steam Generators, Reactor Vessel Internals and Reactor Vessels.	08-3Q-3 Steam Generator - Issue Final PO to Fabricator for Units 2 and 3	08-2Q	No	No

			08-3Q-3 Reactor Vessel Internals - Contractor Issue PO for Long Lead Material (Heavy Plate and Heavy Forgings) to Fabricator - Units 2 & 3	10-1Q	No	No

			08-3Q-3 Contractor Issue Final PO to Reactor Vessel Fabricator - Units 2 & 3	N/A	No	No

2008	3	08-3Q-4 Issue PO and submit payment via Westinghouse to fabricator for Units 2 and 3 Transformers.	08-3Q-4 Variable Frequency Drive Fabricator Issue Transformer PO - Units 2 & 3	09-2Q	No	No

2008	4	08-4Q-1 Start clearing, grubbing and grading		09-1Q	No	No

2008	4

08-4Q-2 Issue final Purchase Orders and submit payments to fabricators via Westinghouse for Units 2 and 3 Core Makeup Tanks, Accumulator Tanks, Pressurizers, Reactor Coolant Loop Piping, lntergrated Head Packages, Control Rod Drive Mechanisms and Passive Residual Heat Removal Heat Exchangers

			08-4Q-2 Core Makeup Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No

			08-4Q-2 Acumulator Tank Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No

3

Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

			08-4Q-2 Pressurizer Fabricator Issue Long Lead Material PO - Units 2 & 3	N/A	No	No

			08-4Q-2 Reactor Coolant Loop Pipe - Contractor Issue PO to Fabricator - Second Payment - Units 2 & 3	09-2Q	No	No

			08-4Q-2 Integrated Head Package - Issue PO to Fabricator - Units 2 and 3 - second payment	09-3Q	No	No

			08-4Q-2 Control Rod Drive Mechanisms - Contractor Issue PO for Long Lead Material to Fabricator - Units 2 & 3	08-2Q	No	No

			08-4Q-2 Contractor Issue PO to Passive Residual Heat Removal Heat Exchanger Fabricator - Second Payment - Units 2 & 3	N/A	No	No

2009	1	09-1Q-1 Start Parr Road intersection work.		09-1Q	No	No

4

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2009	1	09-1Q-2 Issue final Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Reactor Coolant Pumps	09-1Q-2 Reactor Coolant Pump - Issue Final PO to Fabricator - Units 2 and 3	08-2Q	No	No

2009	1	09-1Q-3 Issue Purchase Order for Long Lead Material and submit payment via Westinghouse to fabricator for Units 2 and 3 Intergrated Heat Packages	09-1Q-3 Integrated Heat Packages Fabricator Issue Long Lead Material PO - Units 2 & 3	09-4Q	No	No

2009	1	09-1Q-4 Submit partial payment to Westinghouse for Design Finalization	09-1Q-4 Design Finalization Payment 3	N/A	No	No

2009	2	09-2Q-1 Start site development		08-2Q	No	No

2009	2	09-2Q-2 Issue Purchase Orders and submit payments via Westinghouse for Units 2 and 3 Turbine/Generators and Main Transformers	09-2Q-2 Contractor Issue PO to Turbine Generator Fabricator - Units 2 & 3	09-1Q	No	No

			09-2Q-2 Contractor Issue PO to Main Transformers Fabricator - Units 2 & 3	09-3Q	No	No

2009	2	09-2Q-3 Receive Units 2 and 3 Core Makeup Tank material at fabricator	09-2Q-3 Core Makeup Tank Fabricator Notice to Contractor Receipt of Long Lead Material - Units 2 & 3	10-4Q	No	No

2009	2	09-2Q-4 Submit partial payment to Westinghouse for Design Finalization	09-2Q-4 Design Finalization Payment 4	N/A	No	No

5

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2009	3	09-3Q-1 Issue Purchase Order and submit payment via Westinghouse for Unit 2 Turbine Generator Condenser material	09-3Q-1 Turbine Generator Fabricator Issue PO for Condenser Material - Unit 2	N/A	No	No

2009	3	09-3Q-2 Submit payments to fabricators via Westinghouse for Units 2 and 3 Reactor Coolant Pumps and Passive Residual Heat Removal Heat Exchangers	09-3Q-2 Reactor Coolant Pump Fabricator Issue Long Lead Material Lot 2 - Units 2 & 3	09-2Q	No	No

			09-3Q-2 Passive Residual Heat Removal Heat Exchanger Fabricator Receipt of Long Lead Material - Units 2 & 3	10-2Q	No	No

2009	3	09-3Q-3 Submit partial payment to Westinghouse for Design Finalization	09-3Q-3 Design Finalization Payment 5	N/A	No	No

2009	4

09-4Q-1 Start erection of construction buildings, to include craft facilities for personnel, tools, equipment; first aid facilities; field offices for site management and support personnel; temporary warehouses; and construction hiring office.

				09-3Q	No	No

2009	4	09-4Q-2 Receive Unit 2 Reactor Vessel flange nozzel shell forging at fabricator	09-4Q-2 Reactor Vessel Fabricator Notice to Contractor of Receipt of Flange Nozzle Shell Forging - Unit 2	09-3Q	No	No

2009	4	09-4Q-3 Submit partial payment to Westinghouse for Design Finalization	09-4Q-3 Design Finalization Payment 6	N/A	No	No

6

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2009	4	09-4Q-4 Issue Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Radiation Monitoring Systems	09-4Q-4 Instrumentation and Control/Simulator - Contractor Issue PO to Subcontractor for Rad Monitor Sys - Units 2 & 3	N/A	No	No

2010	1	10-1Q-1 Receive Unit 2 Reactor Vessel Internals core shroud material at the fabricator	10-10-1 Reactor Vessel Internals - Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	No	No

2010	1	10-1Q-2 Payment to fabricator via Westinghouse for Unit 2 Turbine/Generator Feedwater Heater material	10-1Q-2 Turbine Generator Fabricator Issue PO for Moisture Separator Reheater/Feedwater Heater Material - Unit 2	10-2Q	No	No

2010	1	10-1Q-3 Receive raw material at fabricator for Unit 2 Reactor Coolant Loop piping	10-1Q-3 Reactor Coolant Loop Pipe Fabricator Acceptance of Raw Material - Unit 2	10-2Q	No	No

2010	2	10-2Q-1 Receive Unit 2 Reactor Vessel Internals upper guide tube Material at the fabricator	10-2Q-1 Reactor Vessel Internals - Fabricator Start Weld Neutron Shield Spacer Pads to Assembly - Unit 2	11-4Q	No	No

2010	2	10-2Q-2 Submit payment to Westinghouse for the Unit 2 Control Rod Drive Mechanisms	10-2Q-2 Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 2	09-2Q	No	No

2010	2	10-2Q-3 Perform cladding on Unit 2 Pressurizer bottom head at fabricator	10-2Q-3 Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 2	10-4Q	No	No

7

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2010	3	10-3Q-1 Start excavation and foundation work for the standard plant for Unit 2		10-1Q	No	No

2010	3	10-3Q-2 Receive Unit 2 Steam Generator tube sheet forging at the fabricator	10-3Q-2 Steam Generator Fabricator Notice to Contractor of Receipt of 2nd Steam Generator Tubesheet Forging - Unit 2	10-1Q	No	No

2010	3	10-3Q-3 Complete Unit 2 Reactor Vessel outlet nozzle weld to flange at the fabricator	10-3Q-3 Reactor Vessel Fabricator Notice to Contractor of Outlet Nozzle Welding to Flange Nozzle Shell Completion - Unit 2	10-1Q	No	No

2010	3	10-3Q-4 Start Unit 2 Condenser fabrication at the fabricator	10-3Q-4 Turbine Generator Fabricator Notice to Contractor Condenser Fabrication Started - Unit 2	10-2Q	No	No

2010	4	10-4Q-1 Complete preparations for receiving the first module on site for Unit 2.		10-3Q	No	No

2010	4	10-4Q-2 Receive Unit 2 Steam Generator transition cone forging at the fabricator		10-2Q	No	No

2010	4	10-4Q-3 Complete Unit 2 Reactor Coolant Pump casing fabrication	10-4Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Manufacturing of Casing Completion - Unit 2	N/A	No	No

8

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2010	4	10-4Q-4 Complete machining, heat treatment and Nondestructive examination of Unit 2 Reactor Coolant Loop Hot Leg A piping at the fabricator	10-4Q-4 Reactor Coolant Loop Pipe Fabricator Notice to Contractor of Machining, Heat Treating & Non-Destructive Testing Completion - Unit 2	N/A	No	No

2011	1	11-1Q-1 Complete Unit hydrotests for Core Makeup Tanks	11-1Q-1 Core Makeup Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 2	11-2Q	No	No

2011	1	11-1Q-2 issue Purchase Order and submit payment via Westinghouse to fabricator for Units 2 and 3 Polar Crane main hoist drums and wire rope.	11-1Q-2 Polar Crane Fabricator Issue PO for Main Hoist Drum and Wire Rope - Units 2 & 3	N/A	No	No

2011	2	11-2Q-1 Receive Unit 3 Control Rod Drive Mechanism latch housing/rod travel housing material at the fabricator	11-2Q-1 Control Rod Drive Mechanisms - Fabricator to Start Procurement of Long Lead Material - Unit 3	11-2Q	No	No

2011	2	11-2Q-2 Complete Unit 2 Condenser shipment preparation at the fabricator	11-2Q-2 Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 2	1-4Q	No	No

2011	3	11-3Q-1 Start placement of mud mat for Unit 2		N/A	No	No

2011	3	11-3Q-2 Receive Unit 2 Steam Generator tubing at the fabricator	11-3Q-2 Steam Generator Fabricator Notice to Contractor of Receipt of 1st Steam Generator Tubing - Unit 2	11-1Q	No	No

9

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2011	3	11-3Q-3 Complete upper head welding on Unit 2 Pressurizer at the fabricator	11-3Q-3 Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	No	No

2011	3	11-3Q-4 Complete Unit 3 Reactor Vessel closure head cladding at the fabricator	11-3Q-4 Reactor Vessel Fabricator Notice to Contractor of Closure Head Cladding Completion - Unit 3	12-1Q	No	No

2011	4	11-4Q-1 Begin Unit 2 first nuclear concrete placement		N/A	No	No

2011	4	11-4Q-2 Complete fabrication of Unit 2 Reactor Coolant Pump stator core at the fabricator	11-4Q-2 Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 2	11-3Q	No	No

2011	4	11-4Q-3 Begin Unit 2 Reactor Vessel Internals welding of core shroud panel ring at the fabricator	11-4Q-3 Fabricator Start Fit and Welding of Core Shroud Assembly - Unit 2	11-2Q	No	No

2011	4	11-4Q-4 Complete 1st Unit 2 Steam Generator tubing installation at the fabricator	11-4Q-4 Steam Generator Fabricator Notice to Contractor of Completion of 1st Steam Generator Tubing Installation - Unit 2	11-2Q	No	No

2011	4	11-4Q-5 Ship Unit 2 Reactor Coolant Loop pipe to site	11-4Q-5 Reactor Coolant Loop Pipe - Shipment of Equipment to Site - Unit 2	12-4Q	No	No

2011	4	11-4Q-6 Ship Unit 2 Control Rod Drive Mechanism to site.	11-4Q-6 Control Rod drive Mechanism - Ship Remainder of Equipment (Latch Assembly & Rod Travel Housing) to Head Supplier - Unit 2	11-4Q	No	No

10

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2011	4	11-4Q-7 Complete weld for Unit 2 Pressurizer lower shell to head at the fabricator	11-4Q-7 Pressurizer Fabricator Notice to Contractor of Welding of Upper and Intermediate Shells Completion - Unit 2	10-4Q	No	No

2011	4	11-4Q-8 Complete 2nd Steam Generator tubing instatallation for Unit 3 at the fabricator	11-4Q-8 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing installation - Unit 2	11-2Q	No	No

2011	4	11-4Q-9 Submit partial payment to Westinghouse for Design Finalization	11-4Q-9 Design Finalization Payment 14	N/A	No	No

2012	1	12-1Q-1 Set module CA04 for Unit 2		12-1Q	No	No

2012	1	12-1Q-2 Complete post weld heat treat of 2nd tubesheet for Unit 2 Passive Residual Heat Removal Heat Exchanger	12-1Q-2 Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Final Post Weld Heat Treatment - Unit 2	10-2Q	No	No

2012	1	12-1Q-3 Complete 1st tubesheet drilling for Unit 2 Passive Residual Heat Removal Heat Exchanger	12-1Q-3 Passive Residual Heat Removal Heat Exchanger Fabricator Notice to Contractor of Completion of Tubing - Unit 2	11-1Q	No	No

2012	1	12-1Q-4 Complete girder fabrication for Unit 2 Polar Crane	12-1Q-4 Polar Crane Fabricator Notice to Contractor of Girder Fabrication Completion - Unit 2	N/A	No	No

11

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2012	1	12-1Q-5 Complete preparations for Unit 3 Turbine Generator Condenser shipment	12-1Q-5 Turbine Generator Fabricator Notice to Contractor Condenser Ready to Ship - Unit 3	13-3Q	No	No

2012	2	12-2Q-1 Set Containment Vessel ring #1 for Unit 2		N/A	No	No

2012	2	12-2Q-2 Deliver Unit 2 Reactor Coolant Pump casings to the site	12-2Q-2 Reactor Coolant Pump Fabricator Delivery of Casings to Port of Export - Unit 2	12-1Q	No	No

2012	2	12-2Q-3 Complete Unit 3 Reactor Coolant Pump stator core	12-2Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Stator Core Completion - Unit 3	13-3Q	No	No

2012	2	12-2Q-4 Receive core shell forging for Unit 3 Reactor Vessel	12-2Q-4 Reactor Vessel Fabricator Notice to Contractor of Receipt of Core Shell Forging - Unit 3	12-3Q	No	No

2012	2	12-2Q-5 Complete Unit 3 Pressurizer cladding on bottom head	12-2Q-5 Contractor Notified that Pressurizer Fabricator Performed Cladding on Bottom Head - Unit 3	13-1Q	No	No

2012	3	12-3Q-1 Set Nuclear Island structural module CA03 for Unit 2		N/A	No	No

2012	3	12-3Q-2 Complete 1st Unit Squib Valve factory operational test	12-3Q-2 Squib Valve Fabricator Notice to Contractor of Completion of Assembly and Test for Squib Valve Hardware - Unit 2	12-2Q	No	No

12

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2012	3	12-3Q-3 Complete Unit 3 Accumulator Tank hydrotest	12-3Q-3 Accumulator Tank Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	12-4Q	No	No

2012	3	12-3Q-4 Complete electrical panel assembly for Unit 2 Polar Crane	12-3Q-4 Polar Crane Fabricator Notice to Contractor of Electric Panel Assembly Completion - Unit 2	N/A	No	No

2012	4	12-4Q-1 Start containment large bore pipe supports for Unit 2		12-2Q	No	No

2012	4	12-4Q-2 Ship Unit 2 Reactor Integrated Head Package to site from fabricator	12-4Q-2 Integrated Head Package - Shipmen of Equipment to Site - Unit 2	N/A	No	No

2012	4	12-4Q-3 Complete Unit 2 Reactor Coolant Pump stator fabrication	12-4Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 2	N/A	No	No

2012	4	12-4Q-4 Complete 2nd Unit 3 Steam Generator tubing installation at fabricator	12-4Q-4 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Steam Generator Tubing Installation - Unit 3	13-2Q	No	No

2012	4	12-4Q-5 Complete 1st Unit 2 Steam Generator hydrotest at fabricator	12-4Q-5 Steam Generator Fabricator Notice to Contractor of Satisfactory Completion of 1st Steam Generator Hydrotest - Unit 2	12-3Q	No	No

13

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2013	1	13-1Q-1 Start concrete fill of Nuclear Island structural modules CA01 and CA02 for Unit 2		N/A	No	No

2013	1	13-1Q-2 Ship Unit 2 Passive Residual Heat Removal Heat Exchanger to site from fabricator	13-1Q-2 Passive Residual Heat Removal Heat Exchanger - Delivery of Equipment to Port of Entry - Unit 2	12-2Q	No	No

2013	1	13-1Q-3 Complete Unit 2 Refueling Machine Assembly factory acceptance test	13-1Q-3 Refueling Machine Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 2	N/A	No	No

2013	1	13-1Q-4 Ship Unit 2 Reactor Vessel Internals to site from fabricator	13-1Q-4 Deliver Reactor Vessel Internals to Port of Export - Unit 2	13-3Q	No	No

2013	2	13-2Q-1 Set Unit 2 Containment Vessel Ring #3		13-2Q	No	No

2013	2	13-2Q-2 Ship Unit 2 Steam Generator to site from fabricator	13-2Q-2 Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 2	13-1Q	No	No

2013	2	13-2Q-3 Complete preparation for Unit 2 Turbine/Generator shipment from Toshiba fabrication facility	13-2Q-3 Turbine Generator Fabricator Notice to Contractor Turbine Generator Ready to Ship Unit 2	N/A	No	No

2013	2	13-2Q-4 Complete Unit 3 Pressurizer hydrotest at fabricator	13-2Q-4 Pressurizer Fabricator Notice to Contractor of Satisfactory Completion of Hydrotest - Unit 3	14-1Q	No	No

14

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2013	2	13-2Q-5 Ship Unit 2 Polar Crane to site	13-2Q-5 Polar Crane - Shipment of Equipment to Site - Unit 2	N/A	No	No

2013	2	13-2Q-6 Receive Unit 2 Reactor Vessel on site from fabricator		N/A	No	No

2013	3	13-3Q-1 Set Unit 2 Reactor Vessel		13-2Q	No	No

2013	3	13-3Q-2 Weld Unit 3 Steam Generator tubesheet to channel head	13-3Q-2 Steam Generator Fabricator Notice to Contractor of Completion of 2nd Channel Head to Tubesheet Assembly Welding - Unit 3	13-4Q	No	No

2013	3	13-3Q-3 Complete Unit 3 Reactor Coolant Pump final stator assembly at fabricator	13-3Q-3 Reactor Coolant Pump Fabricator Notice to Contractor of Final Stator Assembly Completion - Unit 3	14-3Q	No	No

2013	3	13-3Q-4 Ship Unit 2 Reactor Coolant Pumps to site from fabricator	13-3Q-4 Reactor Coolant Pump - Shipment of Equipment to Site (2 Reactor Coolant Pumps) - Unit 2	13-3Q	No	No

2013	3	13-3Q-5 Place first nuclear concrete for Unit 3		N/A	No	No

2013	4	13-4Q-1 Set Unit 2 Steam Generator		13-3Q	No	No

2013	4	13-4Q-2 Preparations complete for shipment of Unit 2 Main Transformers	13-4Q-2 Main Transformers Ready to Ship - Unit 2	N/A	No	No

15

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2013	4	13-4Q-3 Complete Unit 3 Steam Generator Hydrotest at fabricator*		14-1Q	No	No

2013	4	13-4Q-4 Set Unit 2 Containment Vessel Bottom Head on basemat legs		13-3Q	No	No

2014	1	14-1Q-1 Set Unit 2 Pressurizer Vessel		N/A	No	No

2014	1	14-1Q-2 Complete Unit 3 Reactor Coolant Pump Factory Acceptance Test at fabricator	14-1Q-2 Reactor Coolant Pump Fabricator Notice to Contractor of Satisfactory Completion of Factory Acceptance Test - Unit 3	15-1Q	No	No

2014	1	4-1Q-3 Ship Unit 3 Reactor Vessel Internals to site from fabricator	14-1Q-3 Deliver Reactor Vessel Internals to Port of Export - Unit 3	15-2Q	No	No

2014	1	14-IQ-4 Issue Purchase Order and submit payment to fabricator via Westinghouse for Unit 3 Main Transformers	14-1Q-4 Main Transformers Fabricator Issue PO for Material - Unit 3	14-2Q	No	No

2014	2	14-2Q-1 Complete welding of Unit 2 Passive Residual Heat Removal System piping		14-1Q	No	No

2014	2	14-2Q-2 Ship Unit 3 Steam Generator to site from fabricator	14-2Q-2 Steam Generator - Contractor Acceptance of Equipment at Port of Entry - Unit 3	15-2Q	No	No

16

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2014	2	14-2Q-3 Ship Unit 3 Refueling Machine Assembly to site	14-2Q-3 Refueling Machine - Shipment of Equipment to Site - Unit 3	N/A	No	No

2014	3	14-3Q-1 Set Unit 2 Polar Crane		14-2Q	No	No

2014	3	14-3Q-2 Ship Unit 3 Reactor Coolant Pumps to site from fabricator	14-3Q-2 Reactor Coolant Pumps - Shipment of Equipment to Site - Unit 3	15-2Q	No	No

2014	3	14-3Q-3 Complete shipment preparations for Unit 3 Main Transformers from fabricator	14-3Q-3 Main Transformers Ready to Ship - Unit 3	N/A	No	No

2014	4	14-4Q-1 Ship last Unit 3 Spent Fuel Storage Rack module to site	14-4Q-1 Spent Fuel Strorage Rack - Shipment of Last Rack Module - Unit 3	N/A	No	No

2015	1	15-1Q-1 Start electrical cable pulling in Unit 2 Auxillary Building		N/A	No	No

2015	1	15-10-2 Complete Unit 2 Reactor Coolant System cold hydro		15-3Q	No	No

2015	2	15-20-1 Activate class 1E DC power in Unit 2 Auxilary Building.		15-1Q	No	No

2015	3	15-30-1 Complete Unit 2 hot functional test.		N/A	No	No

17

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2015	3	15-3Q-2 Install Unit 3 ring 3 for containment vessel		N/A	No	No

2015	4	5-4Q-1 Load Unit 2 nuclear fuel		N/A	No	No

2016	1	16-1Q-1 Unit 2 Substantial Completion		16-2Q	No	No

2016	2	16-2Q-1 Set Unit 3 Reactor Vessel		15-4Q	No	No

2016	3	16-3Q-1 Set Unit 3 Steam Generator #2		16-1Q	No	No

2016	4	6-4Q-1 Set Unit 3 Pressurizer Vessel		16-2Q	No	No

2017	1	17-1Q-1 Complete welding of Unit 3 Passive Residual Heat Removal System piping		16-2Q	No	No

2017	2	17-2Q-1 Set Unit 3 polar crane		16-3Q	No	No

2017	3	17-3Q-1 Start Unit 3 Shield Building roof slab rebar placement		17-1Q	No	No

2017	4	17-4Q-1 Start Unit 3 Auxiliary Building electrical cable pulling		17-2Q	No	No

2018	1	18-1Q-1 Activate Unit 3 Auxiliary Building class 1E DC power		17-2Q	No	No

18

						Substantial
					Outside	Completion
Original	Original			Revised	+18/-24 Month	Date
Year	Quarter	Milestone (BLRA Exhibit E)	Updated Milestone Description	Year/Quarter	Contingency?	Impact?

2018	2	18-2Q-1 Complete Unit 3 Reactor Coolant System cold hydro		18-1Q	No	No

2018	2	18-2Q-1 Complete Unit 3 hot functional test		18-1Q	No	No

2018	3	18-3Q-1 Complete Unit 3 nuclear fuel load		N/A	No	No

2018	4	18-4Q-1 Begin Unit 3 full power operation		19-1Q	No	No

2019	2	19-1Q-1 Unit 3 Substantial Completion		19-1Q	No	No

*13-4Q-3 This Milestone was incorrect in the May 2009 filing due to a transposition error. It has been corrected to reflect the original BLRA Milestone.

19

Exhibit 5

Impact of Change in Construction Schedule
(Thousands of $)

V.C. Summer Units 2 and 3 - Summary of SCE&G Capital Cost Components

Original Filing vs. Revised Schedule

		Actual		Projected
Plant Cost Categories	Total	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Fixed with No Adjustment	(0)	(0)	(30,206)	600	436	(2,176)	14,163	3,253	5,879	8,051	—	—	—
Firm with Fixed Adjustment A	—	—	—	—	(24,750)	(6,050)	3,300	19,250	(17,875)	26,125	—	—	—
Firm with Fixed Adjustment B	0	—	(15,845)	(4,274)	(16,294)	7,565	15,247	(6,859)	12,333	7,090	272	(808)	1,573
Firm with Indexed Adjustment	(0)	—	(19,848)	(56,285)	(84,910)	(32,681)	49,317	38,245	42,982	34,030	13,005	7,346	8,799
Actual Craft Wages	(173,529)	—	(1,035)	(9,473)	(15,597)	(42,589)	(26,675)	2,703	(5,505)	(36,656)	(28,664)	(9,760)	(277)
Non-Labor Costs	173,530	—	(2,946)	(3,462)	6,807	(15,356)	36,196	53,815	11,225	44,910	57,431	(7,627)	(7,463)
Time & Materials	(0)	—	945	(1,181)	(1,151)	(4,604)	(7,020)	(7,940)	(5,302)	7,690	3,417	(8,475)	23,621
Owners Costs	(0)	251	(2,068)	4,043	9,110	4,129	(118)	(2,489)	(6,179)	(9,282)	6,858	(2,409)	(1,846)
Transmission Projects	0	—	27	247	1,502	3,043	3,753	240	(2,179)	(2,460)	41,259	(8,965)	(36,466)

Total Base Project Costs(2007 $)	—	251	(70,977)	(69,785)	(124,847)	(88,719)	88,163	100,216	35,379	79,498	93,578	(30,698)	(12,059)
Total Project Contingency(2007 $)	—	—	(9,968)	9,968	—	—	—	—	—	—	—	—	—
Total Project Commitment(2007$)	—	251	(80,945)	(59,817)	(124,847)	(88,719)	88,163	100,216	35,379	79,498	93,578	(30,698)	(12,059)